                                SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement    / / Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6 (e) (2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     THE ESTEE LAUDER COMPANIES INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   /X/ No fee required.
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
   (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
   (5)  Total fee paid:

-------------------------------------------------------------------------------
   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

-------------------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------
   (3)  Filing Party:

-------------------------------------------------------------------------------
   (4)  Date Filed:

-------------------------------------------------------------------------------

The Estee Lauder Companies Inc.
767 Fifth Avenue
New York, NY 10153

                                                              [LOGO]

Leonard A. Lauder
Chairman and
Chief Executive Officer

                                                              September 30, 1998


Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Thursday, November 5, 1998, at 10:00 a.m., local time, in New York.

     The enclosed notice and proxy statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of two Directors to serve until the 2001 Annual Meeting of Stockholders, "FOR" approval of the Company's Fiscal 1999 Share Incentive Plan, "FOR" approval of the Company's Executive Annual Incentive Plan, and "FOR" the ratification of Arthur Andersen LLP as independent auditors of the Company for the 1999 fiscal year. Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting even if you cannot attend.

     I look forward to seeing you at the Annual Meeting.


                                                      /s/ Leonard A. Lauder

                        THE ESTEE LAUDER COMPANIES INC.
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     TO THE OWNERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK OF THE ESTEE LAUDER COMPANIES INC.:

     The Annual Meeting of Stockholders of The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), will be held at The Essex House, Grand Salon, 160 Central Park South, New York, New York, on Thursday, November 5, 1998, at 10:00 a.m., local time, for the following purposes:

          1. To elect two Directors to serve until the 2001 Annual Meeting of Stockholders;

          2. To approve the Company's Fiscal 1999 Share Incentive Plan;

          3. To approve the Company's Executive Annual Incentive Plan;

          4. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company to serve for the 1999 fiscal year; and

          5. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Stockholders of record at the close of business on September 18, 1998, are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of stockholders of the Company as of the close of business on September 18, 1998, will be available for inspection during normal business hours from October 22, 1998 through November 4, 1998, at the office of Jeffrey J. Weinberg, Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York.

     Admission to the meeting will be by ticket only. If you are a stockholder of record and plan to attend, please check the appropriate box on the proxy card and an admission ticket will be mailed to you. If you are a stockholder whose shares are held through an intermediary such as a bank or broker and you plan to attend, please request a ticket by writing to the Investor Relations Department at The Estee Lauder Companies Inc., 767 Fifth Avenue, New York, New York 10153. Evidence of your ownership, which you can obtain from your bank, broker, etc., must accompany your letter.

                                          By Order of the Board of Directors



                                          SAUL H. MAGRAM
                                          Secretary

New York, New York
September 30, 1998

     EACH STOCKHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                        THE ESTEE LAUDER COMPANIES INC.
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153

                                                              September 30, 1998

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 5, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Estee Lauder Companies Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held in the Grand Salon at The Essex House, 160 Central Park South, New York, New York, on November 5, 1998, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

     All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later dated proxy or by voting in person at the Annual Meeting.

     The mailing address of the principal executive offices of the Company is 767 Fifth Avenue, New York, New York 10153. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is September 30, 1998.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of Directors to serve until the Annual Meeting of Stockholders in 2001, stockholders may vote in favor of all nominees or withhold their votes as to all or specific nominees. With respect to the other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted:

     1. FOR the election of all nominees as director;

     2. FOR the proposal to approve the Fiscal 1999 Share Incentive Plan;

     3. FOR the proposal to approve the Executive Annual Incentive Plan; and

     4. FOR the proposal to ratify the appointment of Arthur Andersen LLP as independent auditors.

     Directors will be elected by a plurality of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock voting in person or by proxy at the Annual Meeting. In accordance with the Company's Amended and Restated Bylaws, each of the other proposals will be approved by the affirmative vote of a majority of the votes cast "For" or "Against" the proposals by holders of Class A Common Stock and Class B Common Stock of the Company voting on the proposal in person or by proxy at the Annual Meeting. Accordingly, abstentions and broker non-votes, while not included in calculating vote totals, will have the practical effect of reducing the number of votes "For" needed to approve each of the proposals.

     Only owners of record of shares of Class A Common Stock and Class B Common Stock of the Company at the close of business on September 18, 1998, are entitled to vote at the meeting or adjournments or postponements thereof. Each owner of record of Class A Common Stock on the record date is entitled to one vote for each share of Class A Common Stock of the Company so held. Each owner of record of Class B Common Stock is entitled to ten votes for each share of Class B Common Stock of the Company so held. On September 18, 1998, there were 61,482,177 shares of Class A Common Stock and 56,839,667 shares of Class B Common Stock of the Company issued and outstanding.

                             ELECTION OF DIRECTORS

                                    (ITEM 1)

BOARD OF DIRECTORS

     The Board of Directors of the Company, in accordance with the Bylaws, has fixed the number of Directors of the Company at seven. The Directors are divided into three classes, each serving for a period of three years.

     Approximately one-third of the members of the Board of Directors are elected by the stockholders annually. The Directors whose terms will expire at the 1998 Annual Meeting of Stockholders are William P. Lauder and P. Roy Vagelos, M.D., each of whom has been nominated to stand for reelection as Directors at the 1998 Annual Meeting to hold office until the 2001 Annual Meeting of Stockholders and until their successors are elected and qualify.

     Should any one or more of these nominees become unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of Directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.

     THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE AS A DIRECTOR TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXY A CONTRARY CHOICE.

--------------------------------------------------------------------------------
             NOMINEES FOR ELECTION TO TERM EXPIRING 2001 (CLASS II)
--------------------------------------------------------------------------------
                   William P. Lauder                   Director since 1996
                                                       Age 38

[PHOTO] Mr. Lauder is President of Clinique Laboratories, Inc. Prior to July 1998, he was President of Origins Natural Resources Inc. and the senior officer of such division since its inception in 1990. Prior thereto, he served in various positions since joining the Company in 1986. He is a member of the Board of Trustees of The Trinity School in New York City and the Board of Directors of the Educational Foundation for the Fashion Industries.
--------------------------------------------------------------------------------
                   P. Roy Vagelos, M.D.                Director since 1996
                                                       Age 68

[PHOTO] Dr. Vagelos is Chairman of the Board of Regeneron Pharmaceuticals. He was the Chairman and Chief Executive Officer of Merck & Co., Inc. from 1985 to 1994. Dr. Vagelos is also a director of PepsiCo and Prudential Insurance Co. of America. He is also Chairman of the Board of Trustees of The University of Pennsylvania.

                   Dr. Vagelos is Chairman of the Compensation Committee and a member of the Audit Committee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              INCUMBENT DIRECTORS--TERM EXPIRING 1999 (CLASS III)
--------------------------------------------------------------------------------
                   Leonard A. Lauder                   Director since 1958
                                                       Age 65

[PHOTO] Mr. Lauder has served as Chief Executive Officer of the Company since 1982 and as President from 1972 until 1995. He became Chairman of the Board of Directors of the Company in 1995. Mr. Lauder formally joined the Company in 1958 after serving as an officer in the United States Navy. Since joining the Company, he has served in various positions, including executive officer positions other than those described above. He is Chairman of the Board of Trustees of the Whitney Museum of American Art, a Charter Trustee of the University of Pennsylvania, a Trustee of The Aspen Institute and a Director of RSL Communications, Ltd. He also served as a member of the White House Advisory Committee on Trade Policy and Negotiations under President Reagan.
--------------------------------------------------------------------------------
                   Ronald S. Lauder                    Director since 1988 and
                                                       from 1968 to 1986
                                                       Age 54

[PHOTO] Mr. Lauder has served as Chairman of Clinique Laboratories, Inc. and Chairman of Estee Lauder International, Inc. since returning from government service in 1987. Mr. Lauder joined the Company in 1964 and has served in various capacities, including those described above, since then. From 1983 to 1986, Mr. Lauder served as Deputy Assistant Secretary of Defense for European and NATO Affairs. From 1986 to 1987, he served as U.S. Ambassador to Austria. He is non-executive Chairman of the Board of Directors of Central European Media Enterprises Ltd. and is the co-founder, controlling investor and Chairman of the Board of Directors of RSL Communications, Ltd. He is Chairman of the Board of Trustees of the Museum of Modern Art.
--------------------------------------------------------------------------------
                   Marshall Rose                       Director since 1996
                                                       Age 61

[PHOTO] Mr. Rose is a managing partner of The Georgetown Group, a privately held real estate development and financial services group. He is a Trustee of BRT Realty Trust and a Director of One Liberty Properties Inc. and Golden Books Family Entertainment, Inc. Among his numerous civic activities, he is Chairman of the Board of The New York Public Library and a member of the Executive Committee of the Board of Advisors of The Graduate School and University Center of the City University of New York.

                   Mr. Rose is a member of the Audit Committee and the Compensation Committee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              INCUMBENT DIRECTORS -- TERM EXPIRING 2000 (CLASS I)
--------------------------------------------------------------------------------
                   Fred H. Langhammer                  Director since 1996
                                                       Age 54

[PHOTO] Mr. Langhammer has been President of the Company since 1995 and Chief Operating Officer of the Company since 1985. He was Executive Vice President from 1985 until 1995.
                   Mr. Langhammer joined the Company in 1975 as President of its operations in Japan and, in 1982, he was appointed Managing Director of the Company's operations in Germany. He is a member of the Board of Directors of RJR Nabisco Holdings Corp., RSL Communications, Ltd., the Cosmetics, Toiletries and Fragrance Association, the German American Chamber of Commerce, Inc., and the American Institute for Contemporary German Studies at Johns Hopkins University. He is also a Senior Fellow of the Foreign Policy Association.
--------------------------------------------------------------------------------
                   Faye Wattleton                      Director since 1996
                                                       Age 55

[PHOTO] Ms. Wattleton is the President of the Center for Gender Equality and is an author, lecturer and consultant to businesses, health organizations and non-profit entities. She is the past President of Planned Parenthood Federation of America, Inc. (from 1978 to 1992). She is a Director of Empire Blue Cross & Blue Shield, the Henry J. Kaiser Family Foundation, the Quidel Corporation, and Bio-Technology General. She is also a Director of the Institute for International Education and a member of the Advisory Council of Columbia University School of Public Health. She is the holder of thirteen honorary degrees and was inducted into the National Women's Hall of Fame in 1993.

                   Ms. Wattleton is Chairman of the Audit Committee.
--------------------------------------------------------------------------------

OWNERSHIP OF SHARES

     The following table sets forth certain information regarding the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of September 18, 1998 by (i) each person known by the Company to own beneficially more than 5% of either the outstanding shares of Class A Common Stock or Class B Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers whose names appear in the summary compensation table and (iv) all directors and executive officers as a group. Except as set forth in the notes to the table, the business address of each 5% stockholder is 767 Fifth Avenue, New York, New York 10153. AS DESCRIBED IN THE NOTES TO THE TABLE, VOTING AND/OR INVESTMENT POWER WITH RESPECT TO CERTAIN SHARES OF COMMON STOCK IS SHARED BY THE NAMED INDIVIDUALS. CONSEQUENTLY, SUCH SHARES ARE SHOWN AS BENEFICIALLY OWNED BY MORE THAN ONE PERSON.

                                                             CLASS A COMMON           CLASS B          VOTING
                                                                STOCK(1)            COMMON STOCK       POWER
             DIRECTORS, EXECUTIVE OFFICERS                 ------------------    ------------------    ------
                  AND 5% STOCKHOLDERS                        NUMBER       %        NUMBER       %        %
--------------------------------------------------------   ----------    ----    ----------    ----    ------
The Estee Lauder 1994 Trust(2)(3).......................    5,405,548     8.8     6,094,926    10.7     10.5
Leonard A. Lauder(3)(4).................................   16,770,477    27.3    29,370,773    51.7     49.3
Ronald S. Lauder(3)(5)..................................   12,714,284    20.7    26,789,009    47.1     44.5
Ira T. Wender, as trustee(3)(6).........................    8,115,240    13.2     8,018,003    14.1     14.0
William P. Lauder(3)(7).................................    2,800,674     4.6     1,914,608     3.4      3.5
Gary M. Lauder(3)(8)....................................    1,965,378     3.2     1,914,608     3.4      3.4
Joel S. Ehrenkranz, as trustee (3)(9)...................    3,014,554     4.9     4,981,139     8.8      8.4
Richard D. Parsons, as trustee (3)(10)..................    4,901,108     8.0     7,562,903    13.3     12.8
Fred H. Langhammer(11)..................................           25       *            --      --        *
Marshall Rose(12) ......................................       16,449       *            --      --        *
P. Roy Vagelos, M.D.....................................       22,449       *            --      --        *
Faye Wattleton..........................................        1,226       *            --      --        *
Daniel J. Brestle(13)...................................        9,272       *            --      --        *
Robin R. Burns(14)......................................        4,760       *            --      --        *
Saul H. Magram(13)......................................           32       *            --      --        *
Jeanette S. Wagner(13)..................................       11,775       *            --      --        *
All directors and executive officers as a group (19
  persons)(15)..........................................   24,671,269    40.1    50,056,387    88.1     83.4

------------------

*      Less than 0.1 %

(1) Each share of Class B Common Stock is convertible at the option of the holder into one share of Class A Common Stock and is automatically converted into a share of Class A Common Stock upon transfer to a person who is not a Lauder Family Member (as defined below). The number of shares of Class A Common Stock and percentages contained under this heading do not account for such conversion right.

(2) Includes up to 1,603,030 shares of Class A Common Stock that may be delivered pursuant a forward purchase contract to the Estee Lauder Common Exchange Security Trust (the "TRACES Trust") on June 5 ,2001 (subject to extension and subsequent acceleration). The TRACES Trust is not affiliated with the Company, The Estee Lauder 1994 Trust, or its trustees.

(3) Leonard A. Lauder, Ronald S. Lauder, William P. Lauder, Gary M. Lauder, each individually and as trustees of various trusts, Ira T. Wender, as trustee, Joel S. Ehrenkranz, as trustee, and Richard D. Parsons, as trustee, are parties to a Stockholders' Agreement, pursuant to which each has agreed to vote his shares for the election of Leonard A. Lauder, Ronald S. Lauder and their

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

       respective designees as directors of the Company. Shares owned by each such individual are not attributed to the others by reason of such voting arrangement. See notes (6) and (10) for certain exceptions.

(4) Includes shares beneficially owned or deemed to be owned beneficially by Leonard A. Lauder as follows: 6,166,645 shares of Class A Common Stock directly and with respect to which he has sole voting and investment power (including 1,697,493 shares of Class A Common Stock which are pledged to Mr. Lauder by Ronald S. Lauder); 4,627,361 shares of Class A Common Stock and 21,352,770 shares of Class B Common Stock as the sole individual general partner and the majority stockholder of the sole corporate general partner of a limited partnership and with respect to which he has sole voting and investment power; 5,405,548 shares of Class A Common Stock and 6,094,926 shares of Class B Common Stock as co-trustee of The Estee Lauder 1994 Trust with respect to which he shares voting power with Ronald S. Lauder, as a co-trustee, and investment power with Ronald S. Lauder and Ira T. Wender, as co-trustees (see note (2) above); 7,692 shares of Class A Common Stock and 1,923,077 shares of Class B Common Stock as an individual general partner of a limited partnership and as co-trustee of a trust (the "LAL Trust"), which is a general partner of the same limited partnership, and with respect to which he shares voting power with Ronald S. Lauder, who also is an individual general partner of the limited partnership and co-trustee of another trust (the "RSL Trust"), which is a general partner of the limited partnership, and investment power with Ronald S. Lauder, as an individual general partner of the limited partnership and as co-trustee of the RSL Trust, Richard D. Parsons and Ira T. Wender, as co-trustees of the RSL Trust, and Joel S. Ehrenkranz and Ira T. Wender, as co-trustees of the LAL Trust; 303,231 shares of Class A Common Stock as a director of The Lauder Foundation and with respect to which he shares voting and investment power; and 260,000 shares of Class A Common Stock owned by Evelyn H. Lauder. Leonard A. Lauder disclaims beneficial ownership of the shares of Class A Common Stock owned by The Lauder Foundation and Evelyn
       H. Lauder. Excludes 2,100,000 shares of Class A Common Stock underlying stock options granted to Mr. Lauder pursuant to his employment agreement.

(5) Includes shares beneficially owned or deemed to be owned beneficially by Ronald S. Lauder as follows: 6,711,422 shares of Class A Common Stock and 18,769,415 shares of Class B Common Stock directly and with respect to which he has sole voting and investment power (including 937,554 shares of Class B Common Stock subject to call options granted to Richard
       D. Parsons, as trustee, and excluding 937,554 shares of Class A Common Stock subject to call options granted to Mr. Lauder by Mr. Parsons, as trustee); 1,591 shares of Class A Common Stock and 1,591 shares of Class B Common Stock as sole trustee of a trust for the benefit of his children and with respect to which he has sole voting and investment power; 5,405,548 shares of Class A Common Stock and 6,094,926 shares of Class B Common Stock as co-trustee of The Estee Lauder 1994 Trust with respect to which he shares voting power with Leonard A. Lauder, as a co-trustee, and investment power with Leonard A. Lauder and Mr. Wender, as co-trustees (see note (2) above); 7,692 shares of Class A Common Stock and 1,923,077 shares of Class B Common Stock as an individual general partner of a limited partnership and as co-trustee of the RSL Trust, which is a general partner of the same limited partnership, and with respect to which he shares voting power with Leonard A. Lauder, who also is an individual general partner of the limited partnership and co-trustee of the LAL Trust, which is a general partner of the limited partnership, and investment power with Leonard A. Lauder, as an individual general partner of the limited partnership and as co-trustee of the LAL Trust, Richard D. Parsons and Ira T. Wender, as co-trustees of the RSL Trust, and Joel S. Ehrenkranz and Ira T. Wender, as co-trustees of the LAL Trust; 303,231 shares of Class A Common Stock as a director of The Lauder Foundation and with respect to which he shares voting and investment power; 150,700 shares of Class A Common Stock as a Director of

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

       the Ronald S. Lauder Foundation with respect to which he shares voting and investment power; and 134,100 shares of Class A Common Stock as a Director of The Jewish Renaissance Foundation with respect to which he shares voting and investment power. Ronald S. Lauder disclaims beneficial ownership of the shares of Class A Common Stock and Class B Common Stock owned by trusts for the benefit of one or more of his children, The Lauder Foundation, the Ronald S. Lauder Foundation and The Jewish Renaissance Foundation. Mr. Lauder borrowed shares of Class A Common Stock from certain Family Controlled Trusts and Leonard A. Lauder which he sold in the Company's initial public offering. Mr. Lauder is obligated to repay the outstanding loans, which in the aggregate are in respect of 6,818,181 shares of Class A Common Stock, by delivering to the lending Family Controlled Trusts and Leonard A. Lauder shares equal in number to the borrowed shares. This obligation is secured by a pledge of an equal number of shares owned by Mr. Lauder as to which he has sole voting power and shares investment power with the respective pledgees. Excludes 575,000 shares of Class A Common Stock underlying options granted to Mr. Lauder pursuant to his employment agreement.

(6) Includes shares beneficially owned or deemed to be owned beneficially by Ira T. Wender as follows: 2,000 shares of Class A Common Stock owned by his wife; 5,405,548 shares of Class A Common Stock and 6,094,926 shares of Class B Common Stock as co-trustee of The Estee Lauder 1994 Trust and with respect to which he shares investment power with Leonard
       A. Lauder and Ronald S. Lauder (see note (2) above); 7,692 shares of Class A Common Stock and 1,923,077 shares of Class B Common Stock as co-trustee of the LAL Trust and as co-trustee of the RSL Trust, each of which trusts are general partners of a limited partnership, which owns the shares and with respect to which he shares investment power with Leonard A. Lauder, as co-trustee of the LAL Trust and who also is an individual general partner of the limited partnership, Ronald S. Lauder, as co-trustee of the RSL Trust and who also is an individual general partner of the limited partnership, Joel S. Ehrenkranz, as co-trustee of the LAL Trust, and Richard D. Parsons, as co-trustee of the RSL Trust; and 2,700,000 shares of Class A Common Stock with respect to which he has sole voting power as sole trustee of the RSL 4201 Trust. Mr. Wender disclaims beneficial ownership of such shares. Pursuant to a forward purchase contract between the RSL 4201 Trust and the TRACES Trust (which is not affiliated with Mr. Wender or the RSL 4201 Trust), the RSL 4201 Trust is required to deliver up to 2,700,000 shares of Class A Common Stock to the TRACES Trust on June 5, 2001. Shares owned by the RSL 4201 Trust are not subject to the Stockholders' Agreement. Mr. Wender's business address is 1133 Avenue of the Americas, New York, New York 10036.

(7) Includes shares beneficially owned or deemed to be owned beneficially by William P. Lauder as follows: 1,033,285 shares of Class A Common Stock directly and with respect to which he has sole voting and investment power; 1,464,158 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock as co-trustee of a trust and with respect to which he shares voting power with Gary M. Lauder, as co-trustee, and investment power with Gary M. Lauder and Joel Ehrenkranz, as co-trustees; and 303,231 shares of Class A Common Stock as a director of The Lauder Foundation with respect to which he shares voting and investment power. William P. Lauder disclaims beneficial ownership with respect to shares of Class A Common Stock owned by The Lauder Foundation. Excludes 115,000 shares of Class A Common Stock subject to options granted to Mr. Lauder pursuant to the Company's Fiscal 1996 Share Incentive Plan.

(8) Includes shares beneficially owned or deemed to be owned beneficially by Gary M. Lauder as follows: 501,220 shares of Class A Common Stock directly and with respect to which he has sole voting and investment power and 1,464,158 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock as co-trustee of a trust and with respect to which he shares voting power with William P. Lauder, as co-trustee, and investment power with William P.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

       Lauder and Mr. Ehrenkranz, as co-trustees. Mr. Lauder's business address is ICTV Inc., 14600 Winchester Boulevard, Los Gatos, California 95030.

(9) Includes shares beneficially owned or deemed to be owned beneficially by Joel S. Ehrenkranz as follows: 1,157,704 shares of Class A Common Stock and 1,143,454 shares of Class B Common Stock as trustee of a trust for the benefit of William P. Lauder and Gary M. Lauder and with respect to which he shares voting and investment power with Carol S. Boulanger, as co-trustee; 1,464,158 shares of Class A Common Stock and 1,914,608 shares of Class B Common Stock as co-trustee of a trust and with respect to which he shares investment power with William P. Lauder and Gary M. Lauder, as co-trustee; 7,692 shares of Class A Common Stock and 1,923,077 shares of Class B Common Stock as co-trustee of the LAL Trust, which is a general partner of a limited partnership, which owns the shares and with respect to which he shares investment power with Leonard A. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the LAL Trust, Ronald S. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the RSL Trust, Richard D. Parsons and Ira T. Wender, as co-trustees of the RSL Trust, and Ira T. Wender, as co-trustee of the LAL Trust; and 385,000 shares of Class A Common Stock with respect to which he has sole voting power as sole trustee of the LAL 4002 Trust. Mr. Ehrenkranz disclaims beneficial ownership of all such shares. Pursuant to a forward purchase contract between the LAL 4002 Trust and the TRACES Trust (which is not affiliated with Mr. Ehrenkranz or the LAL 4002 Trust), the LAL 4002 Trust is required to deliver up to 385,000 shares of Class A Common Stock to the TRACES Trust on June 5, 2001. Shares owned by the LAL 4002 Trust are not subject to the Stockholders' Agreement. Mr. Ehrenkranz's business address is 375 Park Avenue, New York, New York 10152.

(10) Includes shares beneficially owned or deemed to be owned beneficially by Richard D. Parsons as follows: 4,893,416 shares of Class A Common Stock and 5,639,826 shares of Class B Common Stock as trustee of trusts for the benefit of Aerin Lauder Zinterhofer and Jane Lauder and with respect to which Mr. Parsons has sole voting and investment power (excluding 937,554 shares of Class B Common Stock subject to call options granted to one of the trusts by Ronald S. Lauder and including 937,554 shares of Class A Common Stock subject to options granted to Ronald S. Lauder by such trust); and 7,692 shares of Class A Common Stock and 1,923,077 shares of Class B Common Stock as co-trustee of the RSL Trust, which is a general partner of a limited partnership, which owns the shares and with respect to which he shares investment power with Ronald
       S. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the LAL Trust, Leonard A. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the LAL Trust, Ira T. Wender, as co-trustee of the RSL Trust, and Joel S. Ehrenkranz and Ira T. Wender, as co-trustees of the LAL Trust. Mr. Parsons disclaims beneficial ownership of all such shares. All of the shares of Class A Common Stock owned by trusts for the benefit of Aerin Lauder Zinterhofer and Jane Lauder represent shares pledged to the trusts by Ronald S. Lauder to secure repayment of stock loans made to him at the time of the Company's initial public offering. Mr. Parson's business address is 75 Rockefeller Plaza, New York, New York 10019.

(11) Excludes stock options in respect of 1,100,000 shares of Class A Common Stock, restricted stock units payable in shares in respect of 150,439 shares of Class A Common Stock granted to Mr. Langhammer under his employment agreement and restricted stock units payable in cash in respect of 78,290 shares of Class A Common Stock which are part of his deferred compensation balance.

(12) Includes shares of Class A Common Stock beneficially owned by Mr. Rose as follows: 6,449 shares directly, 5,000 shares indirectly as a director of a private foundation, and 5,000 shares as

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

       trustee of one of his children's trusts, in each case with respect to which he has sole voting and investment power. Mr. Rose disclaims beneficial ownership of shares owned by the foundation and by his child's trust.

(13) Excludes stock options in respect of shares of Class A Common Stock granted to the executive under his or her employment agreement or the Fiscal 1996 Share Incentive Plan as follows: Mr. Brestle (250,000); Mr. Magram (25,000); and Mrs. Wagner (325,000). For Mrs. Wagner, the amount also excludes restricted stock units payable in shares in respect of 20,000 shares of Class A Common Stock granted to her under the Fiscal 1996 Share Incentive Plan. The 11,775 shares shown as being beneficially owned by Mrs. Wagner are owned by her husband. She disclaims beneficial ownership of such shares.

(14) Ms. Burns resigned from the Company effective June 30, 1998. The number of shares listed reflects her holdings as of such date and are not included in the current group total reported in the table.

(15) See notes (2) through (7) and notes (11) through (14). Also excludes stock options in respect of an aggregate of approximately 1 million shares of Class A Common Stock granted to the executive officers whose names do not appear in this table.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

     STOCKHOLDERS' AGREEMENT. Lauder Family Members (other than The Lauder Foundation, Aerin Lauder Zinterhofer and Jane Lauder) who own shares of Common Stock have agreed pursuant to the Stockholders' Agreement to vote all shares beneficially owned by them for Leonard A. Lauder, Ronald S. Lauder and one person (if any) designated by each as directors of the Company. At the 1998 Annual Meeting, the Lauder Family Members will be voting for William P. Lauder who is Leonard A. Lauder's nominee. Such stockholders beneficially owned, in the aggregate, on September 18, 1998, shares of Common Stock having approximately 94.3% of the voting power of the Company. The rights of each of Leonard A. Lauder and Ronald S. Lauder to designate a nominee exists only when such stockholder (including his descendants) beneficially owns (other than by reason of the Stockholders' Agreement) shares of Common Stock with at least 10% of the total voting power of the Company. The right of each of Leonard A. Lauder and Ronald S. Lauder to be nominated will exist so long as he (including his descendants) beneficially owns shares of Common Stock with at least 5% of the total voting power of the Company. In the event that Leonard A. Lauder ceases to be a member of the Board of Directors by reason of his death or disability, then his sons, William P. Lauder and Gary M. Lauder, will succeed to his rights to be nominated as a director. If either son is unable to serve by reason of his death or disability, the other son will have the right to designate a nominee. Similarly, Aerin Lauder Zinterhofer and Jane Lauder, Ronald S. Lauder's daughters, will succeed to their father's rights if he should cease to be a director by reason of his death or disability. If either daughter is unable to serve by reason of her death or disability, the other daughter will have the right to designate a nominee. In the event none of Leonard A. Lauder and his sons and Ronald S. Lauder and his daughters are able to serve as directors by reason of death or disability, then the rights under the Stockholders' Agreement to be a nominee and to designate a nominee will cease.

     BOARD COMMITTEES. The Board of Directors has established two committees--the Audit Committee and the Compensation Committee.

     The Audit Committee members are Marshall Rose, P. Roy Vagelos, M.D. and Faye Wattleton. Ms. Wattleton is the Chairman of the Committee. The Committee, among other things, makes recommendations to the Board of Directors regarding the independent auditors to be nominated for ratification by the stockholders, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors and reviews audit results.

     The Compensation Committee members are Marshall Rose and P. Roy Vagelos, M.D. Dr. Vagelos is the Chairman of the Committee. The Committee, among other things, has the authority to establish and approve compensation plans and arrangements with respect to the Company's executive officers and administers certain employee benefit plans, including the annual incentive and share incentive plans.

     BOARD AND BOARD COMMITTEE MEETINGS. In fiscal 1998, the Board of Directors met seven times, the Compensation Committee met twice and the Audit Committee met four times. The total combined attendance for all Board and Committee meetings was 100%.

     COMPENSATION OF DIRECTORS. Each non-employee director receives an annual retainer of $40,000. During each of the first five years of service, $10,000 of the annual retainer is payable in shares of Class A Common Stock. The number of shares to be awarded is determined by dividing the dollar amount by the average closing price for the Class A Common Stock on the twenty trading days next preceding the date of grant. In addition, on the date of the first annual meeting of stockholders which is more than six months after a non-employee director's initial election to the Board, he or she will be granted 1,000 shares of Class A Common Stock (plus a related cash amount for reimbursement of taxes). Non-employee directors also receive $1,000 for each board or committee meeting attended plus reimbursement of travel expenses to such meetings. Each of the Chairman of the Audit Committee and the Chairman of the Compensation Committee receives an additional $10,000 per year. Non-employee directors may elect to defer receipt of all or part of their cash-based compensation. Directors who are also employees of the Company receive no additional compensation for service as a director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons who own more than ten-percent of the Class A Common Stock to file forms reporting their initial beneficial ownership of common stock and subsequent changes in that ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent beneficial owners are also required to furnish the Company with copies of all such Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the 1998 fiscal year all Section 16(a) filing requirements were complied with, except that one report for one transaction was filed late by Faye Wattleton.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     FAMILY RELATIONSHIPS. The Company was founded by Estee Lauder
("Mrs. Lauder") and her late husband, Joseph Lauder. Until September 1995,
Mrs. Lauder was Chairman of the Board of Directors of the Company. She is currently Founding Chairman, an honorary position. Her son, Leonard A. Lauder, is the Chief Executive Officer and Chairman of the Board of Directors of the Company. Her other son, Ronald S. Lauder, is a director of the Company and Chairman of Estee Lauder International, Inc. and Clinique Laboratories, Inc. Leonard A. Lauder's wife, Evelyn H. Lauder, is a Senior Corporate Vice President of the Company. Leonard A. Lauder and his wife have two sons, William P. Lauder and Gary M. Lauder. William P. Lauder is President of Clinique Laboratories, Inc. and a Director of the Company. Ronald S. Lauder and his wife, Jo-Carole Lauder, have two daughters, Aerin Lauder Zinterhofer and Jane Lauder. Aerin Lauder Zinterhofer is a Director of Creative Product Development of Estee Lauder (USA & Canada). Jane Lauder is currently Marketing Manager New Concepts for Clinique (USA & Canada). Although not currently employed by the Company, Gary M. Lauder was employed by the Company in the past.

     As used in this Proxy Statement, the term "Lauder Family Members" includes only the following persons: (i) Mrs. Lauder and her estate, guardian, conservator or committee; (ii) each descendant of Mrs. Lauder (a "Lauder Descendant") and their respective estates, guardians, conservators or committees; (iii) each "Family Controlled Entity" (as defined below); and (iv) the trustees, in their respective capacities as such, of each "Family Controlled Trust" (as defined below). The term "Family Controlled Entity" means (i) any not-for-profit corporation if at least 80% of its board of directors is composed of Mrs. Lauder and/or Lauder Descendants; (ii) any other corporation if at least 80% of the value of its outstanding equity is owned by Lauder Family Members;
(iii) any partnership if at least 80% of the value of its partnership interests are owned by Lauder Family Members; and (iv) any limited liability or similar company if at least 80% of the value of the company is owned by Lauder Family Members. The term "Family Controlled Trust" includes certain trusts existing on November 16, 1995 and trusts the primary beneficiaries of which are Mrs. Lauder, Lauder Descendants, spouses of Lauder Descendants and/or charitable organizations provided that if the trust is a wholly charitable trust, at least 80% of the trustees of such trust consist of Mrs. Lauder and/or Lauder Descendants.

     ROYALTY ARRANGEMENTS. In 1969, the Company acquired from Mrs. Lauder ownership of the trademark Estee Lauder outside the United States in exchange for royalty payments on sales of Estee Lauder brand products during Mrs. Lauder's lifetime. The royalty payments also relate to sales of Prescriptives products, which were initially sold under the Estee Lauder brand. The royalty with respect to those sales (the "International Royalty") continues to be an obligation of the Company until Mrs. Lauder's death. The International Royalty paid to Mrs. Lauder for fiscal 1998 amounted to $14.1 million.

     MASTER REGISTRATION RIGHTS AGREEMENT.
Leonard A. Lauder, Ronald S. Lauder, The Estee Lauder 1994 Trust, William P. Lauder, Gary M. Lauder, Aerin Lauder Zinterhofer, Jane Lauder, certain Family Controlled Entities and other

Family Controlled Trusts, Morgan Guaranty Trust Company of New York ("Morgan Guaranty") and the Company are parties to a Registration Rights Agreement (the "Master Registration Rights Agreement"), pursuant to which each of Leonard A. Lauder, Ronald S. Lauder and Morgan Guaranty have three demand registration rights and The Estee Lauder 1994 Trust has six demand registration rights in respect of shares of Class A Common Stock (including Class A Common Stock issued upon conversion of Class B Common Stock) held by them. Three of the demand rights granted to The Estee Lauder 1994 Trust may be used only by a pledgee of The Estee Lauder 1994 Trust's shares of Common Stock. All the parties to the Master Registration Rights Agreement (other than the Company) also have an unlimited number of piggyback registration rights in respect of their shares. The rights of Morgan Guaranty and any pledgee of The Estee Lauder 1994 Trust under the Master Registration Rights Agreement will be exercisable only in the event of a default under certain loan arrangements. Leonard A. Lauder and Ronald
S. Lauder may assign their demand registration rights to Lauder Family Members. The Company is not required to effect more than one registration for Class A Common Stock in any twelve calendar month period. The piggyback registration rights allow the holders to include their shares of Class A Common Stock in any registration statement filed by the Company, subject to certain limitations.

     The Estee Lauder 1994 Trust is entitled to six demand registration rights, three of which may be used only by a pledgee of The Estee Lauder 1994 Trust's shares of $6.50 Cumulative Redeemable Preferred Stock, and an unlimited number of piggyback registration rights with respect to the shares of the $6.50 Cumulative Redeemable Preferred Stock. The LAL 1995 Trust has one demand registration right and an unlimited number of piggyback registration rights with respect to shares of the $6.50 Cumulative Redeemable Preferred Stock under the Master Registration Rights Agreement. These rights are exercisable by the Estee Lauder 1994 Trust and the LAL 1995 Trust until the later of June 30, 2000 and Mrs. Lauder's death.

     The Company is required to pay all expenses (other than underwriting discounts and commissions of the selling stockholders, taxes payable by the selling stockholders and the fees and expenses of the selling stockholders' counsel) in connection with any demand registrations, as well as any registration pursuant to the exercise of piggyback rights. The Company has agreed to indemnify such persons against certain liabilities, including liabilities arising under the Securities Act of 1933.

     STOCKHOLDERS' AGREEMENT. All Lauder Family Members (other than The Lauder Foundation, Aerin Lauder Zinterhofer and Jane Lauder) that beneficially own shares of Common Stock are parties to a stockholders' agreement with the Company (the "Stockholders' Agreement"). The stockholders who are parties to the Stockholders' Agreement (who beneficially owned, in the aggregate, shares of Common Stock having approximately 94.3% of the voting power of the Company on September 18, 1998) have agreed to vote in favor of the election of Leonard A. Lauder and Ronald S. Lauder and one designee of each as directors. See "Additional Information Regarding the Board of Directors--Stockholders' Agreement." The Stockholders' Agreement also contains certain limitations on the transfer of shares of Class A Common Stock and Class B Common Stock. In addition, each stockholder who is a party to the Stockholders' Agreement (the "Offering Stockholder") has granted the other parties (the "Offerees") a right of first offer to purchase shares of Class A Common Stock the Offering Stockholder intends to sell to a person (or group of persons) who is not a Lauder Family Member, except in certain circumstances, such as sales in a widely distributed underwritten public offering or sales made in compliance with Rule 144. Each Offeree has the opportunity to purchase the Offeree's pro rata portion of the shares to be offered by the Offering Stockholder, as well as additional shares not purchased by other Offerees. Any shares not purchased pursuant to the right of first offer may be sold at or above 95% of the price offered to the Offerees. The Stockholders' Agreement will terminate upon the occurrence of certain specified events, including the transfer of shares of Common Stock by a party to the Stockholders' Agreement that causes all parties thereto immediately after such transaction to own beneficially in the aggregate shares having less than 10% of the total voting power of the Company.

     OTHER ARRANGEMENTS. The Company has subleased certain of its office space in New York to an affiliate of Ronald S. Lauder. On account of fiscal 1998, the rent paid or accrued was approximately $1.4 million, which equals the Company's lease payments for that space. In connection with the sublease, and subject to certain conditions, the Company has agreed to make certain improvements, the cost of which will be amortized over the term of the sublease and be payable by the sublessee. The Company also has agreed to provide such affiliate with certain services, such as phone systems, payroll service and office and administrative services, which are reimbursed at a rate approximating the Company's incremental cost thereof. On account of fiscal 1998, the affiliate paid approximately $16.1 million pursuant to such agreement.

     The Lauder Foundation is a tax-exempt private foundation established by members of the Lauder Family in 1962. The directors of The Lauder Foundation are Estee Lauder, Leonard A. Lauder, Ronald S. Lauder, William P. Lauder and Aerin Lauder Zinterhofer. During fiscal 1998, the Company contributed $250,000 to The Lauder Foundation.

     In fiscal 1998, Joseph Gubernick, Senior Vice President--Research and Development, was in the final year of a three-year installment loan and owed the Company $100,000. Interest accrued on the loan at a rate of 6.36% per annum, which was the applicable federal rate at the time the loan was made. The full amount, plus accrued interest, was repaid in August 1998.

     In June 1998, Andrew J. Cavanaugh, Senior Vice President--Corporate Human Resources, repaid $200,000 of a $300,000 loan from the Company, plus accrued interest. Interest accrues on the loan at a rate of 6.85% per annum, which was the applicable federal rate at the time the loan was made.

     Lynn Gubernick, a specialist in cosmetics product development and a former management employee of the Company, was retained by the Company as a consultant in connection with her areas of expertise. She is the wife of the Company's Senior Vice President--Research and Development and, during fiscal 1998, she was paid approximately $140,000 by the Company for her services.

EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation awarded or paid to or earned by the chief executive officer and the five other most highly compensated executive officers of the Company in the last fiscal year for services rendered in all capacities to the Company (including its subsidiaries) for the fiscal years ended June 30, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                                          ---------------------------    ---------------------------
                                                                                   AWARDS
                                                                         ---------------------------
                                                                         RESTRICTED       SECURITIES
                                                                           STOCK          UNDERLYING
NAME AND PRINCIPAL              FISCAL                                     AWARDS          OPTIONS       ALL OTHER
POSITION                        YEAR      SALARY($)         BONUS($)        ($)              (#)        COMPENSATION ($)
-----------------------------   ------    ---------         ---------    ----------       ----------    ----------------
LEONARD A. LAUDER,               1998     1,760,000         3,857,000        --             500,000          829,561(a)
Chairman of the Board            1997     1,680,000         2,773,500        --             500,000          885,087
and Chief Executive              1996     1,600,000         1,700,700        --             600,000          993,835
Officer

FRED H. LANGHAMMER,              1998     1,650,000         1,650,000     1,500,000(b)      200,000           14,800(c)
President and Chief              1997     1,575,000         1,575,000     1,500,000(b)      200,000           14,826
Operating Officer                1996     1,500,000         1,500,000     1,500,000(b)      500,000           15,418

DANIEL J. BRESTLE,               1998       850,000           716,500        --              50,000           21,200(c)
President of Estee               1997       800,000           780,100        --              50,000           20,932
Lauder (USA &                    1996       750,000           727,500        --             100,000           21,537
Canada)(d)

SAUL H. MAGRAM,                  1998     1,241,400(e)(f)     550,000        --              --               11,800(c)
Senior Vice President,           1997     1,204,787(e)(f)     525,000        --              --               11,116
General Counsel and              1996     1,146,214(e)(f)     500,000        --              25,000            2,195
Secretary

JEANETTE S. WAGNER,              1998       950,000(e)        862,700        --             112,500           12,200(c)
Vice Chairman(d)                 1997       904,400(e)        900,000        --              62,500           11,968
                                 1996       863,200(e)        850,000        --             125,000           13,025

ROBIN R. BURNS,                  1998     1,023,700(e)        950,000        --              50,000            5,000(c)
Former President of              1997       973,700(e)        450,000        --              50,000            4,000
Estee Lauder (USA                1996       923,700(e)        884,000        --             100,000            4,510
& Canada)(g)

------------------
(a) Amounts reported under "All Other Compensation" in fiscal 1998 for
    Mr. Lauder include the estimated dollar value of the benefit to him of Company-paid premiums on split dollar life insurance in the amount of $824,561. A trust established by Mr. Lauder pays the term-life portion of the policy. The Company will recover all premiums paid by it at the time death benefits are paid thereon, and may recover such amounts earlier under certain circumstances. The maximum potential value is calculated as if the fiscal year premiums were advanced to Mr. Lauder without interest until the time the Company expects to recover the premium (i.e., upon his death). The amount reported for Mr. Lauder in fiscal 1998 also includes $5,000 of matching contributions made pursuant to the Company's qualified defined contribution plan.

(b) Reflects the dollar value (without consideration of the restrictions) of restricted stock units granted to Mr. Langhammer pursuant to his employment agreement. The stock units are accompanied by dividend equivalent rights which are payable in additional units. At the end of fiscal 1998, Mr. Langhammer held 127,192 restricted stock units. Based on the closing price at the end of fiscal 1998, the value of such units (without consideration of the restrictions) was $8,864,000. The stock units are payable in shares of Class A Common Stock within 90 days after Mr. Langhammer's termination of employment. Pursuant to his employment agreement, he received an additional grant of 23,083 restricted stock units on July 1, 1998 and an additional grant of 164 restricted stock units as payment pursuant to dividend equivalent rights on July 2, 1998.

(c) Amounts reported in fiscal 1998 include: (i) the estimated dollar value of the benefit to the named executive officer of Company-paid premiums for split dollar life insurance (calculated on the same basis

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

    as disclosed in note (a)) as follows: Mr. Langhammer, $9,800; Mr. Brestle, $16,200; Mr. Magram, $6,800; and Mrs. Wagner, $7,200; and (ii) matching contributions made on behalf of the named executive officer pursuant to the Company's qualified defined contribution plan as follows: Mr. Langhammer, $5,000; Mr. Brestle, $5,000; Mr. Magram, $5,000; Mrs. Wagner, $5,000; and
    Ms. Burns, $5,000.

(d) During the fiscal years presented, Mr. Brestle was President of Clinique Laboratories, Inc., and Mrs. Wagner was President of Estee Lauder International, Inc.

(e) Includes cash received in lieu of executive perquisites.

(f) Includes amounts deferred by Mr. Magram equal to $201,000 in fiscal 1998, $191,587 in fiscal 1997 and $184,000 in fiscal 1996.

(g) Effective June 30, 1998, Ms. Burns resigned from the Company.

                          OPTION GRANTS IN FISCAL 1998

                                                                            INDIVIDUAL GRANTS
                                                 -----------------------------------------------------------------------
                                                  NUMBER OF       % OF TOTAL
                                                 SECURITIES       OPTIONS
                                                 UNDERLYING       GRANTED TO      EXERCISE                  GRANT DATE
                                                   OPTIONS        EMPLOYEES IN     PRICE      EXPIRATION      PRESENT
                                                 GRANTED(#)(1)    FISCAL YEAR     ($/SH)        DATE        VALUES($)(2)
                                                 -------------    ------------    --------    ----------    ------------
Leonard A. Lauder.............................       500,000          29.9          49.50      7/1/07         8,782,000
Fred Langhammer...............................       200,000          11.9          49.50      7/1/07         3,513,000
Daniel J. Brestle.............................        50,000           3.0          49.50      7/1/07           878,000
Saul H. Magram................................       --              --             --           --             --
Jeanette S. Wagner............................        62,500           3.7          49.50      7/1/07         1,098,000
                                                      50,000           3.0          48.00      8/21/07          843,000
Robin R. Burns................................        50,000           3.0          49.50      7/1/07           878,000

------------------
(1) The options granted in fiscal 1998 to the named executive officers have a term of 10 years and were granted pursuant to the executive officers' respective employment agreements or the Fiscal 1996 Share Incentive Plan.

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating Grant Date Present Values: expected average time of exercise of seven years, volatility of 26%, dividend yield of 1% and average risk free rate of return of 6.4%. The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period and upon when they are exercised.

   AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND 1998 FISCAL YEAR-END OPTION
                                   VALUES (1)

                                          NUMBER OF SECURITIES UNDERLYING      VALUES OF UNEXERCISED IN-THE-MONEY
                                         UNEXERCISED OPTIONS AT FY-END (#)          OPTIONS AT FY-END ($) (2)
                                        -----------------------------------    -----------------------------------
                                        EXERCISABLE           UNEXERCISABLE    EXERCISABLE           UNEXERCISABLE
                                        -----------           -------------    -----------           -------------
Leonard A. Lauder....................      0                    1,600,000         0                    49,775,000
Fred Langhammer......................      0                      900,000         0                    31,268,750
Daniel J. Brestle....................      0                      200,000         0                     6,725,000
Saul H. Magram.......................      0                       25,000         0                     1,092,188
Jeanette S. Wagner...................      0                      300,000         0                     9,490,625
Robin R. Burns (3)...................     --                      --             --                       --

------------------
(1) No options were exercised by any of the named executive officers in fiscal 1998.

(2) The closing price on June 30, 1998, the last trading day in fiscal 1998, was $69.6875.

(3) On July 1, 1998, options in respect of 200,000 shares previously granted to Ms. Burns were canceled.

PENSION PLANS

     The Company provides retirement benefits to its employees in the United States through a defined benefit plan, which is intended to be qualified under
Section 401 of the Internal Revenue Code, and a related non-qualified restoration plan. In general, for employees who were at least 50 years old and had five years of Company qualifying employment on January 1, 1993 or who had ten years of Company qualifying employment as of that date (which include all the named executive officers except Ms. Burns), retirement benefits pursuant to the plans are calculated as a multiple of years of qualifying Company employment, times final qualifying average compensation, times a percentage (currently 1.5%), offset by certain amounts calculated with reference to Social Security entitlements. For other employees, retirement benefits under the plans are the aggregate amount of annual credits (calculated with reference to total annual compensation, with certain items excluded) plus interest credits thereon. The benefits payable to Leonard A. Lauder, Fred H. Langhammer, Saul H. Magram and Jeanette S. Wagner are calculated with reference to supplemental undertakings.

     Leonard A. Lauder currently has 40 years of qualifying Company employment. Assuming Mr. Lauder retires at the end of his current contract term (i.e., at age 67) with 42 years of qualifying Company employment, his projected annual retirement benefits would be approximately $798,000. Pursuant to his employment agreement, Mr. Lauder (or his wife, estate or designee) also will be paid approximately $1.8 million per year, assuming he retires at the end of his contract term. Payments under such arrangement will commence upon the earliest to occur of his retirement, his death or his 70th birthday and will continue for ten years thereafter.

     Mr. Langhammer currently has 23 years of qualifying Company employment. Assuming that he retires at normal retirement age with 34 years of qualifying Company employment, his projected annual retirement benefit would be approximately $1.4 million payable during his lifetime.

     Mr. Brestle currently has 20 years of qualifying Company employment. Assuming that he retires at normal retirement age with 32 years of qualifying Company employment, his projected annual retirement benefit would be approximately $401,000 payable during his lifetime.

     Mr. Magram currently has 30 years of qualifying Company employment. Assuming that he retires at the end of his current contract term at age 67 with 30 years of qualifying Company employment, his projected initial annual retirement benefit would be approximately $794,000 payable during his lifetime.

     Mrs. Wagner will retire under the terms of the Company's defined benefit plan effective from January 1, 1999. Her approximate annual retirement benefit is $520,000.

     Ms. Burns resigned from the Company effective June 30, 1998. Her accrued benefit under the pension plan approximated a single lump sum amount of $450,000.

EMPLOYMENT AGREEMENTS

     Leonard A. Lauder. Mr. Lauder's employment agreement provides for his employment as Chief Executive Officer and Chairman of the Board of the Company through June 30, 2000, unless earlier terminated. The agreement provides for a base salary of $1.84 million for fiscal 1999, which will be increased to $1.92 million in fiscal 2000. Mr. Lauder is entitled to participate in standard benefit plans, such as the Company's pension and medical plans, and has a supplemental pension arrangement discussed above. Mr. Lauder's annual bonus under the Executive Annual Incentive Plan is determined according to a formula, which provides Mr. Lauder a bonus equal to a percentage of the amount by which the Company's net earnings exceed 4.0% of net sales in each of fiscal 1999 and 2000 (an increase from 3.5% for fiscal 1998 and prior years). The agreement also provides for periodic grants of stock options. At the time of initial public offering, Mr. Lauder was granted options in respect of 600,000 shares of Class A Common Stock, each with an exercise price equal to $26.00 per share (i.e., the initial public offering price per share). In addition, he has received grants of stock options in respect of 500,000 shares of Class A Common Stock on each of July 1, 1996, July 1, 1997 and July 1,

1998 (with exercise prices of $42.75 per share, $49.50 per share and $69.6875 per share, respectively). He will receive an additional grant of stock options in respect of 500,000 shares of Class A Common Stock on July 1, 1999.
Mr. Lauder may elect to defer certain of his cash compensation. The Company may terminate Mr. Lauder's employment at any time if he becomes "permanently disabled", in which event Mr. Lauder will be entitled to (i) receive his base salary for a period of two years after termination, (ii) receive bonus compensation at an annual rate equal to the average of the actual bonuses paid to him prior to such termination or, if no bonuses have been paid, his base salary (the "Leonard Lauder Bonus Compensation") and (iii) participate in the Company's benefit plans for two years. In the event of Mr. Lauder's death during the term of his employment, for a period of one-year from the date of Mr. Lauder's death, his beneficiary or legal representative will be entitled to receive his base salary and the Leonard Lauder Bonus Compensation. Mr. Lauder may terminate his employment at any time upon six months' written notice to the Company, in which event Mr. Lauder will be entitled to receive his base salary and the Leonard Lauder Bonus Compensation for the six-month period following termination. In addition, the Company may terminate Mr. Lauder's employment for any reason upon 60 days written notice. In the event of termination by the Company (other than for "cause"), (a) Mr. Lauder, for a period of three years from the date of termination, will be entitled to (i) receive his base salary in effect at the time of termination, (ii) receive the Leonard Lauder Bonus Compensation and (iii) participate in the Company's benefit plans and
(b) Mr. Lauder will not be subject to a non-competition covenant set forth in the employment agreement.

     Fred H. Langhammer. Mr. Langhammer's employment agreement provides for his employment as President and Chief Operating Officer of the Company through June 30, 2000, unless earlier terminated. The agreement provides for a base salary of $1.725 million for fiscal 1999, which will be increased to $1.8 million in fiscal 2000. Mr. Langhammer is entitled to participate in standard benefit plans, such as the Company's pension and medical plans. Mr. Langhammer is entitled to additional pension payments under a supplemental undertaking by the Company. See "Pension Plans" above. His employment agreement provides that his annual bonus under the Executive Annual Incentive Plan will be limited to 100% of his base salary in each of fiscal 1999 and 2000. Mr. Langhammer may elect to defer certain of his cash compensation. At the time of the initial public offering, Mr. Langhammer converted a portion of his deferred compensation balance to stock units payable in cash. These units are accompanied by dividend equivalents payable in additional stock units. All such units will be paid to Mr. Langhammer in cash at a time to be determined by the Company, but no later than ninety days after termination of his employment. Mr. Langhammer received an initial grant of stock options in respect of 500,000 shares of Class A Common Stock, each with an exercise price equal $26.00 per share. In addition, he received grants of stock options in respect of 200,000 shares of Class A Common Stock on July 1, 1996, July 1, 1997 and July 1, 1998 (with an exercise price of $42.75 per share, $49.50 per share and $69.6875 per share, respectively). He will receive additional grants of stock options in respect of 200,000 shares of Class A Common Stock on July 1, 1999. In November 1995, Mr. Langhammer also received 57,692 stock units, which amount is equal to $1.5 million divided by the initial public offering price per share. In addition, on July 1, 1996, 1997 and 1998, Mr. Langhammer received additional stock units in respect of 37,920 shares, 30,043 shares and 23,083 shares, respectively. On July 1, 1999,
Mr. Langhammer will receive additional stock units in respect of that number of shares, not to exceed 100,000, equal to $1.5 million divided by the average closing price of the Class A Common Stock for the twenty trading days prior to the award date. An amount equal to the excess, if any, of $1.5 million over the value of 100,000 shares of Class A Common Stock will be mandatorily deferred and paid to Mr. Langhammer on a date chosen by the Company, but no later than ninety days after the termination of his employment. The stock units awarded to Mr. Langhammer are accompanied by dividend equivalents which are payable in additional stock units. Stock units awarded in any fiscal year may be forfeited under certain circumstances if Mr. Langhammer is terminated during such year. These stock units will be paid out in shares of Class A Common Stock at a time to be determined by the Company, but in no event later than ninety days after the termination of Mr. Langhammer's employment. The Company may terminate Mr. Langhammer's employment at any time if he becomes "permanently disabled", in which event Mr. Langhammer, for a period of one year from the date of termination, will be entitled to (i) receive his base salary in effect at the time of termination (the "Langhammer Base Salary"), (ii) receive bonus compensation equal to the average of the actual bonuses paid to him prior to such termination (the "Langhammer Bonus Compensation") and (iii) participate in the Company's benefit plans. In the event of Mr. Langhammer's death during the term of his employment, his beneficiary or legal representative will be entitled to receive for a period of one year from the date of death the Langhammer Base Salary and the Langhammer Bonus Compensation. Mr. Langhammer may terminate his employment agreement at any time upon six months written notice to the Company, in which event Mr. Langhammer will be entitled to receive the Langhammer Base Salary and the Langhammer Bonus Compensation for a period of six months from the date of termination. In addition, the Company may terminate the employment agreement for any reason upon 60 days' written notice. In the event of the Company's termination of the agreement (other than for "cause") or if Mr. Langhammer terminates the agreement as a result of the Company's material breach thereof, which would include a material reduction in Mr. Langhammer's duties or responsibilities, (a) Mr. Langhammer, for a period of two years from the date of termination, will be entitled to (i) receive the Langhammer Base Salary, (ii) receive the Langhammer Bonus Compensation and (iii) participate in the Company's benefit plans and (b) Mr. Langhammer will not be subject to a covenant not to compete provided for in such agreement. In the event the Company does not offer to extend the term of Mr. Langhammer's employment, Mr. Langhammer will be entitled for a period of one year from expiration of his employment agreement to (i) receive the Langhammer Base Salary, (ii) receive the Langhammer Bonus Compensation and (iii) participate in the Company's benefit plans.

     Daniel J. Brestle. Mr. Brestle's current employment agreement provides for his employment as President of Estee Lauder (USA & Canada) from July 1, 1998 through June 30, 2001, unless earlier terminated. The agreement provides for a base salary of $1 million for each fiscal year of the contract. Mr. Brestle is entitled to participate in standard benefit plans, such as the Company's pension and medical plans. The Compensation Committee has granted to Mr. Brestle bonus opportunities equal to his base salary in respect of fiscal 1999, $1.125 million in respect of fiscal 2000 and $1.25 million in respect of fiscal 2001. Mr. Brestle may elect to defer certain of his cash compensation.
Mr. Brestle was granted options in respect 50,000 shares of Class A Common Stock, each with an exercise price equal to $67.5625 per share on July 21, 1998. In addition, the Company has agreed to recommend to the Compensation Committee that Mr. Brestle be awarded options in respect of not less than 50,000 shares of Class A Common Stock in respect of fiscal 2000 and fiscal 2001. The Company may terminate Mr. Brestle's employment at any time if he becomes "permanently disabled", in which event Mr. Brestle will be entitled to (i) receive for a period of one year from the date of termination his base salary in effect at the time of termination, (ii) receive unpaid bonus compensation otherwise payable in respect of the fiscal year in which such disability occurred, and
(iii) participate in the Company's benefit plans for such one year period. In the event of Mr. Brestle's death during the term of his employment, his beneficiary or legal representative will be entitled to (i) receive his base salary in effect at the time of death to the last day of the month in which his death occurs and (ii) receive bonus compensation otherwise payable in respect of the fiscal year in which such death occurs. Mr. Brestle may terminate his employment agreement at any time upon six months written notice to the Company, in which event Mr. Brestle, for a period of six months from the date of termination, will be entitled to receive his base salary in effect at the time of termination. In addition, the Company may terminate his employment agreement for any reason upon 60 days written notice. In the event of the Company's termination of the agreement (other than for "cause"), Mr. Brestle, for a period of one year from the date of termination, will be entitled to (i) receive his base salary in effect at the time of termination, (ii) receive bonus compensation equal to 100% of the average of incentive compensation bonuses previously paid or payable to him during the contract term or, if no such bonuses have been paid or are payable as of the date of termination, 100% of the base salary paid during such one year period and (iii) participate in the Company's benefit plans. If Mr. Brestle terminates the agreement as a result of the Company's material breach thereof, which would include a material reduction in his duties or responsibilities, he will receive the same benefits as if the Company had terminated his employment agreement without cause and will not be subject to a covenant not to compete provided for in such agreement.

     During the three fiscal years ended June 30, 1998, Mr. Brestle was President of Clinique Laboratories, Inc. His compensation during those years, as reported in the tables above, was in accordance with his prior employment agreement (which expired on June 30, 1998) and the Annual Incentive Plan.

     Saul H. Magram. Mr. Magram's employment agreement provides for his employment as Senior Vice President, General Counsel and Secretary of the Company through December 31, 1998, unless earlier terminated. The agreement provides for a base salary of $1.075 million and mandatory deferred salary of $201,000 for the 1998 calendar year, and an annual bonus opportunity at the annualized rate of $600,000 for fiscal 1999. Mr. Magram's base salary and mandatory deferred salary is increased by approximately 5% each successive calendar year during the term of the agreement. Mr. Magram's target bonus opportunity during the term of his employment agreement increases by approximately 5% each successive fiscal year. Mr. Magram's mandatory deferred salary is credited with interest at an annual rate not to exceed 9% and is payable on an annuity basis from the first January 1 after termination of Mr. Magram's employment through the remainder of his life. Mr. Magram is entitled to participate in standard benefit plans, such as the Company's pension and medical plans. Mr. Magram is also entitled to receive a supplemental pension benefit. See "Pension Plans" above. Mr. Magram may elect to defer certain of his annual bonus. The Company may terminate Mr. Magram's employment at any time if he becomes "disabled" or engages in conduct that constitutes "cause".
Mr. Magram may terminate the employment agreement upon six months' written notice to the Company. If the Company terminates the employment agreement without "cause" then, for the remaining term of the employment agreement, Mr. Magram will be entitled to (i) his base salary, (ii) his mandatory deferred compensation and (iii) bonus compensation at an annual rate equal to the average of actual bonus paid to him in the three fiscal years immediately prior to such termination. In addition, upon the termination of his employment, Mr. Magram shall be entitled to receive for a period of approximately two years from the date of such termination his base salary (including the mandatory deferred amount) provided that he complies with certain confidentiality and non-competition covenants during such period.

     Jeanette S. Wagner. Mrs. Wagner's agreement provides that she serve as Vice Chairman of the Company, a non-director, executive position through June 30, 2000, unless earlier terminated. The agreement provides for base compensation for fiscal 1999 of $750,000 and of $500,000 for fiscal 2000, and bonus opportunities in the aggregate of no more than $500,000 in each of fiscal 1999 and 2000. Additionally, the Company has agreed to continue to provide participation in certain benefit programs to Mrs. Wagner. Mrs. Wagner was granted options in respect of 25,000 shares of Class A Common Stock on July 1, 1998 (with an exercise price of $69.6875 per share) and the Compensation Committee has agreed to grant her options in respect of 25,000 shares on July 1, 1999. As of July 1, 1998, the Compensation Committee also granted her stock units in respect of 20,000 shares of Class A Common Stock. The stock units are accompanied by dividend equivalents which are payable in additional stock units. The stock units will be paid out in shares at a time to be determined by the Company after the cessation of her services for the Company.

     During the three fiscal years ended June 30, 1998, Mrs. Wagner was President of Estee Lauder International, Inc. Her compensation during those years, as reported in the tables above, was in accordance with her employment agreement (which expired on June 30, 1998), the Annual Incentive Plan and the Fiscal 1996 Share Incentive Plan.

     Robin R. Burns. Ms. Burns resigned from the Company effective upon expiration of her employment agreement. Her compensation in respect of the last three fiscal years, as reported in the tables above, was pursuant to such employment agreement and the Annual Incentive Plan.

     Each employment agreement described above also provides (or provided) that the Company may (a) require the executive to defer certain amounts to be received by him or her to the extent such amounts may not be deductible by reason of Section 162(m) of the Code and (b) reduce severance payments to be received by the executive to an amount that would avoid imposition of the excise tax imposed by Section 4999 of the Code on certain types of severance payments. Each employment agreement also contains (or contained) certain confidentiality and non-competition provisions.

COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is designed to attract and retain high quality senior executives, and to motivate them to achieve both short-term and long-term Company, divisional and individual goals. The program currently in place is essentially a continuation of the program existing prior to Company's initial public offering, but for the introduction of stock-based elements. It was formalized in fiscal 1996 by the Board of Directors (as it was then constituted) after review by two compensation consultants. For fiscal 1998, the compensation was paid primarily pursuant to employment agreements (which for certain executives include option and restricted unit grants), the Share Incentive Plan (which provides for stock-based compensation) and the Annual Incentive Plan (for cash bonuses).

     The Compensation Committee, consisting solely of outside Directors, was appointed in January 1996, coincident with the first appointment of outside directors. The Committee oversees and approves compensation arrangements for the executive officers of the Company (including the opportunities and bonuses paid under the Annual Incentive Plan) and administers the Company's Share Incentive Plan.

Salary and Bonuses

     The Compensation Committee has endorsed the central elements of the compensation program established by the Company prior to the initial public offering by applying these principles in its oversight and approval of ongoing and new executive officer arrangements. Specifically, the Committee believes that Company tenure and the level of responsibility undertaken by individual executives should be appropriately reflected in the establishment of base salary amounts. Additionally, the Committee believes that the performance-based bonus structure provided under the Company's Annual Incentive Plan (and under the Executive Annual Incentive Plan being submitted for approval by the stockholders at the 1998 Annual Meeting) is of key importance. Accordingly, for executive officers in charge of sales divisions, a material portion of total bonus eligibility is tied to year-to-year improvement in financial and operational indicators measured at the divisional level. For executive officers in charge of corporate departments, bonuses are based in large part on improvements in the Company's net earnings. For fiscal 1999, the Committee has added a comparative element to the bonus opportunities. The comparative group includes both companies in the peer group in the Performance Graph and a broader range of companies, which the Committee believes also compete with the Company for executive talent. The Committee believes that both measurement standards serve to align the interests of executives with those of stockholders.

Stock Based Compensation

     In fiscal 1998, the Compensation Committee granted stock options under the Share Incentive Plan to certain executive officers. In each case, the size of the award reflected the recipient's position and anticipated level of future contribution. The Company also granted stock options to certain of the named executives and restricted units to Mr. Langhammer during the last fiscal year. These grants (except one to Mrs. Wagner) were made pursuant to such officers' respective employment agreements entered into prior to the initial public offering.

Compensation of the Chief Executive Officer

     Mr. Lauder's base salary reflects his long service with the Company and his stature in the industry. His bonus is determined by the application of an objective formula based on the amount that net earnings of the Company exceed certain hurdles (as described in more detail in the summary of his employment agreement included in this Proxy Statement). His option grant, also set forth in his employment agreement, reflects the same principles as those described for grants to all officers.

     The Company is aware of the limitations on deductibility for income tax purposes of certain compensation paid to its highest paid executive officers. The Company's compensation program as it applied to such persons in fiscal 1998 was designed to take advantage of regulations applicable to newly public companies. The submission of the Fiscal 1999 Share Incentive Plan and the Executive Annual Incentive Plan for approval by stockholders is intended to make certain elements of compensation thereunder eligible for the "performance-based" exception to the deduction limitation. Furthermore, each employment agreement with the named executive officers provides that amounts payable pursuant thereto may be deferred to the extent such amounts would not be deductible. The Compensation Committee will consider the deduction limitation as one of the factors in determining compensation.

Members of the Compensation Committee

P. Roy Vagelos, M.D. (Chairman)
Marshall Rose

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Class A Common Stock with the cumulative total return of the S&P 500 Index and a market weighted index of publicly traded peers. The returns are calculated by assuming an investment in the Class A Common Stock and each index of $100 on November 16, 1995 (the date the Class A Common Stock was priced in connection with the Company's initial public offering). The publicly traded companies included in the peer group are:
Avon Products, Inc., Clarins, L'Oreal S.A., LVMH Moet Hennessy Louis Vuitton, The Procter & Gamble Company, Sanofi S.A., Shiseido Company, Ltd. and Unilever N.V. Shares of Clarins, L'Oreal S.A. and Sanofi S.A. are not traded in U.S. dollars. For purposes hereof, the stock prices of such companies were converted into dollars on the measurement dates.

                                 [LINE GRAPH]

                  APPROVAL OF THE ESTEE LAUDER COMPANIES INC.
                        FISCAL 1999 SHARE INCENTIVE PLAN

                                    (ITEM 2)

BACKGROUND

The Board of Directors is proposing for stockholder approval The Estee Lauder Companies Inc. Fiscal 1999 Share Incentive Plan (the "1999 Share Plan"). For the past three years the Company has used its Fiscal 1996 Share Incentive Plan (the "1996 Share Plan") as one means for attracting, retaining and motivating highly competent key employees and further aligning their interests with those of the Company's other stockholders. As of September 18, 1998, there were fewer than 375,000 shares of Class A Common Stock remaining available for grant under the 1996 Share Plan. This number is expected to be exhausted within the next twelve months. The 1999 Share Plan is similar to the 1996 Share Plan, and the Board of Directors is proposing the 1999 Share Plan in order to continue to provide this important compensation element.

The 1999 Share Plan is intended to provide incentives which will attract, retain and motivate highly competent persons as non-employee directors, officers, and key employees of, and consultants to, the Company and its subsidiaries and affiliates, by providing them with opportunities to acquire shares of Class A Common Stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein. In addition, the 1999 Share Plan is intended to assist in further aligning the interests of the Company's non-employee directors, officers, key employees and consultants with those of its other stockholders. On July 21, 1998, the Compensation Committee adopted, and the Board of Directors ratified, subject to stockholder approval, the 1999 Share Plan. In structuring the 1999 Share Plan, the Committee sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the 1999 Share Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and retain officers, key employees and consultants. Many other companies have addressed these same issues in recent years and adopted an "omnibus" type of plan. The 1999 Share Plan grants the Committee discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

The following summary of the 1999 Share Plan is not intended to be complete and is qualified in its entirety by reference to the copy of the 1999 Share Plan annexed to this Proxy Statement.

SHARES AVAILABLE

The maximum number of shares of Class A Common Stock that may be delivered to participants under the 1999 Share Plan, subject to certain adjustments, is an aggregate of 5,000,000 shares plus up to 2,000,000 shares of Class A Common Stock that are represented by awards granted under any prior plan of the Company (e.g., the 1996 Share Plan) or under any employment agreement with the Company, which are forfeited, expire or are cancelled without the delivery of shares or which result in the forfeiture of shares back to the Company. In addition, any shares of Class A Common Stock subject to a stock option or stock appreciation right which for any reason is cancelled or terminated without having been exercised and, subject to limited exceptions, any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a stock option or stock appreciation right, shall again be available for Benefits (as defined below) under the 1999 Share Plan.

The 1999 Share Plan also imposes certain additional aggregate and individual maximums. The aggregate number of shares of Class A Common Stock that may be delivered through stock options shall be the lesser of (i) 7,000,000 and (ii) the maximum number of shares that may be delivered under the plan. During the term of the 1999 Share Plan, the number of shares of Class A Common Stock with respect to which Benefits or stock options and stock appreciation rights may be granted to an individual participant shall not exceed 2,000,000.

ADMINISTRATION

The 1999 Share Plan provides for administration by a committee of the Board of Directors of the Company appointed from among its members (the "Committee"), which is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(ii) "outside directors" within the meaning of Treasury Regulation section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the 1999 Share Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 1999 Share Plan and to make such determinations and interpretations and to take such action in connection with the 1999 Share Plan and any Benefits granted as it deems necessary or advisable. Thus, among the Committee's powers are the authority to select officers and other key employees of the Company and its subsidiaries to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits.

ELIGIBILITY FOR PARTICIPATION

Officers and key employees of, and consultants to, the Company or any of its subsidiaries and affiliates are eligible to participate in the 1999 Share Plan. The selection of participants from eligible persons is within the discretion of the Committee. The estimated number of officers and key employees who are eligible to participate in the 1999 Share Plan is 700, and an estimate of the number of consultants who are eligible to participate in the 1999 Share Plan has not been made. All non-employee directors of the Company also participate but only to the extent set forth in the 1999 Share Plan, as described below. Currently, there are three non-employee directors.

TYPES OF BENEFITS

The 1999 Share Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) stock awards;
(4) performance awards; and (5) stock units (collectively, "Benefits"). Benefits may be granted singly, in combination, or in tandem as determined by the Committee. Stock awards, performance awards and stock units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.

STOCK OPTIONS

Under the 1999 Share Plan, the Committee may grant awards in the form of options to purchase shares of Class A Common Stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options; however, no incentive stock option shall be issued to a participant in tandem with a nonqualified stock option. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The exercise price will not be less than 100% of the fair market value of the Class A Common Stock on the date the stock option is granted (the "Fair Market Value"). The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Class A Common Stock then owned by the participant, by the withholding of shares of Class A Common Stock for which a stock option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 1999 Share Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate. No stock option is exercisable later than ten years after the date it is granted except in the event of a participant's death, in which case, the exercise period may be extended but no later than one year after the participant's death. The exercise of any option which remains exercisable after termination of employment will be subject to satisfaction of the conditions precedent that the holder thereof neither (a) competes with or takes other employment with or renders services to a competitor of the Company, its subsidiaries or affiliates without the consent of the Company nor (b) conducts himself or herself in a manner adversely affecting the Company. The Committee may, at the time of grant, provide for the grant of a subsequent "restoration" stock option if the exercise price is paid for by delivering previously owned shares of Class A Common Stock of the Company. Restoration stock options (i) may be granted in respect of no more than the number of shares of Class A Common Stock tendered in exercising the predecessor option, (ii) have an exercise price equal to the Fair Market Value on the date the restoration stock option is granted, and (iii) have an exercise period that does not extend beyond the remaining term of the predecessor option.

STOCK APPRECIATION RIGHTS (SARS)

The 1999 Share Plan authorizes the Committee to grant an SAR either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment, in cash, Class A Common Stock, or a combination thereof, equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Class A Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of Class A Common Stock on the date the right is granted, all as determined by the Committee. SARs granted under the 1999 Share Plan are subject to terms and conditions relating to exercisability that are similar to those imposed on stock options, and each SAR is subject to such terms and conditions as the Committee shall impose from time to time.

STOCK AWARDS

The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Class A Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described below. The Stock Award will specify whether the participant will have, with respect to the shares of Class A Common Stock subject to a Stock Award, all of the rights of a holder of shares of Class A Common Stock, including the right to receive dividends and to vote the shares.

PERFORMANCE AWARDS

The 1999 Share Plan allows for the grant of performance awards which may take the form of shares of Class A Common Stock or stock units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the Committee of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require the deferral of, the receipt of performance awards upon such terms as the Committee deems appropriate.

STOCK UNITS

The Committee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards. A "Stock Unit" means a notional account representing one share of Class A Common Stock. The Committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock

Unit shall be entitled to Dividend Equivalent Rights (as defined in the 1999 Share Plan). Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Class A Common Stock representing the Stock Units will be distributed to the participant (unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Class A Common Stock, equal to the value of the shares of Class A Common Stock which would otherwise be distributed to the participant).

PERFORMANCE-BASED AWARDS

Certain Benefits granted under the 1999 Share Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon achievement of hurdle rates and/or growth in one or more of the following business criteria: (i) net earnings;
(ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and
(xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing criteria. With respect to Performance-Based Awards, the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

NON-EMPLOYEE DIRECTOR FORMULA AWARDS

On the date of the first annual meeting of stockholders of the Company which is at least six months after the date a non-employee director is first elected to the Board of Directors of the Company, he or she will be granted 1,000 shares of Class A Common Stock, without restrictions, accompanied by an amount in cash for income tax reimbursement from the grant. During the first five years of service as a director of the Company, 25% of the annual retainer payable to a non-employee director will automatically be paid in shares of Class A Common Stock, without restrictions, on the date of the annual meeting of the stockholders. The number of shares to be received by the non-employee director as part of the annual retainer will be equal to 25% of the annual retainer divided by the average closing price of the Company's Class A Common Stock for the 20 days on which trading occurred next preceding the date of payment. These non-employee director awards and grants may contain additional restrictions or limitations not inconsistent with the provisions of the 1999 Share Plan.

OTHER TERMS

The 1999 Share Plan provides that Benefits may be transferred by will or the laws of descent and distribution. The Committee determines the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. In addition to the foregoing, other than with respect to incentive stock options, the Committee may permit the transferability of a Benefit by a participant to certain members of the participant's immediate family or trusts for the benefit of such persons or other entities owned by such person.

Upon the grant of any Benefit under the 1999 Share Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the 1999 Share Plan. The 1999 Share Plan terminates on July 21, 2008, and no Benefit may be granted after July 21, 2008. The Committee reserves the right to amend, suspend or terminate the 1999 Share Plan at any time. However, no amendment may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any incentive stock options granted under the plan; (ii) increase the aggregate number of shares of Class A Common Stock that may be delivered through Stock Options under the plan;
(iii) increase either of the maximum amounts which can be paid to an individual participant under the plan; (iv) change the types of business criteria on which Performance-Based Awards are to be based under the plan; or (v) modify the requirements as to eligibility for participation in the plan.

The 1999 Share Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company. In addition, if there is a Change in Control (as defined in the 1999 Share Plan) of the Company (other than, among other things, by reason of changes in the relative beneficial ownership among members of the Lauder family and family-controlled entities), outstanding stock options and SARs will become exercisable immediately and, in the discretion of the Committee, the excess of the Fair Market Value of such shares of Class A Common Stock subject to such stock options or SARs over the exercise price thereof will be paid out in cash.

The Committee may grant Benefits to participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted, and no action may be taken which would violate the Exchange Act, the Code or any other applicable law.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The statements in the following paragraphs of the principal U.S. federal income tax consequences of Benefits under the 1999 Share Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

Incentive Stock Options. Incentive stock options ("ISOs") granted under the 1999 Share Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options." An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after the requisite periods referred to in clause (ii) above, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights." Further, if after exercising an ISO, an employee disposes of the Class A Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class A Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period--thereby making a "disqualifying disposition"--the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering Class A Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Class A Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class A Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options ("NSOs") granted under the 1999 Share Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Class A Common Stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received. As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of an NSO or SAR (the "Deferral Period")) for any individual who is an executive officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a
Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, the Company may satisfy the liability in whole or in part by withholding shares of Class A Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises. A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply. If an individual exercises an NSO by delivering shares of Class A Common Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other Benefits under the 1999 Share Plan that are settled either in cash or in shares of Class A Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class A Common Stock received. With respect to Benefits under the 1999 Share Plan that are settled in shares of Class A Common Stock that are restricted to transferability or subject to a substantial risk of forfeiture--absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election")--an individual will recognize ordinary income at the earlier of the time at which
(i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class A Common Stock as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of Class A Common Stock or other property under the 1999 Share Plan will be subject to both wage withholding and other employment taxes. The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Dividends and Dividend Equivalents. To the extent Benefits under the 1999 Share Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 1999 Share Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the 1999 Share Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by its stockholders, the Company believes that Stock Options, SARs and Performance-Based Awards granted under the 1999 Share Plan should qualify for the performance-based compensation exception to Section 162(m) of the Code.

OTHER INFORMATION

The closing price of a share of Class A Common Stock on September 24, 1998 was $55 13/16 per share. Approval of the 1999 Share Plan requires the affirmative vote of a majority of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock of the Company voting in person or by proxy at the 1998 Annual Meeting of Stockholders. If the 1999 Share Plan is not approved by stockholders, the Company will reconsider the alternatives available with respect to the compensation of officers and key employees of, and consultants to, the Company.

THE BOARD BELIEVES THAT THE 1999 SHARE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1999 SHARE PLAN. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                  APPROVAL OF THE ESTEE LAUDER COMPANIES INC.
                        EXECUTIVE ANNUAL INCENTIVE PLAN

                                    (ITEM 3)

BACKGROUND

The Board of Directors is proposing for stockholder approval The Estee Lauder Companies Inc. Executive Annual Incentive Plan (the "Executive Incentive Plan"). The Executive Incentive Plan is being submitted for stockholder approval in order to satisfy the "performance-based compensation" exception of
Section 162(m) of the Code. Generally, Section 162(m) denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. An exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met.

On July 21, 1998, the Compensation Committee adopted, and the Board of Directors ratified, subject to stockholder approval, the Executive Incentive Plan. If approved by the stockholders, the Company believes that opportunities granted under the Executive Incentive Plan should qualify for the performance-based compensation exception to Section 162(m) of the Code.

The following summary of the Executive Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the copy of the Executive Incentive Plan annexed to this Proxy Statement.

SUMMARY OF PLAN

The Executive Incentive Plan is designed to provide incentives and rewards to the "Executive Officers" of the Company and to assist the Company in motivating them to achieve the Company's annual performance goals. For purposes of the plan, Executive Officers means those person who are denoted as such from time to time by the Company in the Company's filings with the Securities and Exchange Commission and those other persons as may be designated as such from time to time by the Compensation Committee. Approximately 15 persons are expected to be eligible to participate in the Executive Incentive Plan.

Under the Executive Incentive Plan, each participant is granted opportunities that will be paid if the performance target for the particular opportunity is achieved. Under the plan, aggregate opportunities for an individual, and therefore payouts, are limited to 200% of the executive's annual base salary (except in the case of the Chief Executive Officer to whom such limit does not apply) or such lower level as determined by the committee administering the plan. The annual performance target for each opportunity shall be based on achievement of hurdle rates and/or growth in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth;
(iv) market share; (v) net operating profit; (vi) expense targets;
(vii) working capital targets relating to inventory and/or accounts receivable;
(viii) operating margin; (ix) return on equity; (x) return on assets;
(xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, the annual performance targets may include comparisons to performance at other companies, such performance to be measured by one or more of the foregoing business criteria. The Executive Incentive Plan shall be administered by a committee appointed by the Board of Directors comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be "outside directors" within the meaning of treasury regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. Payouts are determined annually following the determination of the Company's fiscal year-end results and certification by the committee that the achievement of the opportunities have been accurately determined. No participant may receive under the Executive Incentive Plan more than $10 million on account of any fiscal year.

No opportunity may be granted after July 21, 2008. The Executive Incentive Plan is subject to amendment or termination at any time, but no such action may adversely affect any rights or obligations with respect to any awards previously made under the Executive Incentive Plan and, unless the stockholders of the Company shall have first approved thereof, no amendment of the plan shall be effective which would:
(i) increase the maximum amount which can be paid to any participant under the plan; (ii) change the types of business criteria on which performance targets are to be based under the plan; or (iii) modify the requirements as to eligibility for participation in the plan.

OTHER INFORMATION

Approval of the Executive Incentive Plan requires the affirmative vote of a majority of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock of the Company voting in person or by proxy at the 1998 Annual Meeting of Stockholders. If the Executive Incentive Plan is not approved by stockholders, the Company will reconsider the alternatives available with respect to the compensation of the executive officers of the Company.

THE BOARD BELIEVES THAT THE EXECUTIVE INCENTIVE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE EXECUTIVE INCENTIVE PLAN. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                    (ITEM 4)

     The Board of Directors of the Company, upon recommendation of the Audit Committee, has appointed the firm of Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending June 30, 1999, subject to ratification of this appointment by the stockholders of the Company. Arthur Andersen LLP has served as independent auditors of the Company for many years and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof have any direct or material indirect financial interest in the Company.

     One or more representatives of Arthur Andersen LLP will be present at the 1998 Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock of the Company voting in person or by proxy at the 1998 Annual Meeting of Stockholders. If the stockholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will reconsider the appointment.

     THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                  PROXY PROCEDURE AND EXPENSES OF SOLICITATION

     The Company will hold the votes of all stockholders in confidence from the Company, its directors, officers and employees except: (i) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (ii) in case of a contested proxy solicitation; (iii) in the event that a stockholder makes a written comment on the proxy card or otherwise communicates his/her vote to management; or (iv) to allow the independent inspectors of election to certify the results of the vote. The Company will also retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

     Solicitation may be undertaken by mail, telephone and personal contact by Directors, officers and employees of the Company without additional compensation.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before June 1, 1999, to be eligible for inclusion in the Company's Proxy Statement and proxy relating to that meeting.

     According to the Amended and Restated Bylaws of the Company, a proposal for action to be presented by any stockholder at an annual or special meeting of stockholders shall be out of order unless specifically described in the Company's notice to all stockholders of the meeting and the matters to be acted upon thereat or unless the proposal shall have been submitted in writing (in the form specified in the Bylaws) to the Chairman of the Board of Directors and received at the principal executive offices of the Company at least 60 days (and no more than 90 days) prior to the first anniversary of the date of the last annual meeting of stockholders, and such proposal is, under law, an appropriate subject for action by stockholders. In addition to the notice requirement, the stockholder is required to appear in person, or through a qualified representative, at the meeting to present his or her proposal.

                               OTHER INFORMATION

     Management of the Company does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a Director in place of a nominee named herein who becomes unable to serve or for good cause will not serve and voting on a proposal omitted from this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

     The form of proxy and the Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

                                         Saul H. Magram
                                         Secretary


New York, New York
September 30, 1998
                              ------------------

     The Annual Report to Stockholders of the Company for the fiscal year ended June 30, 1998, which includes financial statements, has been mailed to stockholders of the Company. The Annual Report does not form any part of the material for the solicitations of proxies.

                              ------------------

                                                                         ANNEX A

                        THE ESTEE LAUDER COMPANIES INC.

                        FISCAL 1999 SHARE INCENTIVE PLAN

     1. PURPOSE. The Estee Lauder Companies Inc. Fiscal 1999 Share Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as non-employee directors, officers, and key employees of, and consultants to, The Estee Lauder Companies Inc. (the "Company") and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company's non-employee directors, officers, key employees and consultants to those of its other stockholders.

     2. ADMINISTRATION.

     (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule
16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section
162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

     (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

     3. PARTICIPANTS. Participants will consist of such officers and key employees of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Non-employee directors of the Company shall participate in the Plan only to the extent provided in Section 12 hereof. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

     4. TYPE OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below, and collectively, the "Benefits"). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

     5. COMMON STOCK AVAILABLE UNDER THE PLAN.

     (a) Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 14 hereof, the maximum number of shares of Class A Common Stock that may be delivered to participants (including permitted assignees) and their beneficiaries under this Plan shall be equal to the sum of:
(i) 5,000,000 shares of Class A Common Stock, which may be authorized and unissued or treasury shares; and (ii) up to 2,000,000 shares of Class A Common Stock that are represented by awards granted or to be granted under any prior plan of the Company or under any employment agreement with the Company, which are forfeited, expire or are cancelled without the delivery of shares of Class A Common Stock or which result in the forfeiture of shares of Class A Common Stock back to the Company. Any shares of Class A Common Stock covered by a Benefit (or portion of a Benefit) granted under the Plan, which is forfeited or canceled, expires or, in the case of a Benefit other than a Stock Option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Class A Common Stock available for delivery under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Class A Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Class A Common Stock with respect to which Benefits (including the maximum number of shares of Class A Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan.

     (b) If any Stock Option is exercised by tendering shares of Class A Common Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of a Stock Option under this Plan or any prior plan of the Company, only the number of shares of Class A Common Stock issued net of the shares of Class A Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Class A Common Stock available for delivery under the Plan. Further, shares of Class A Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Class A Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is as a result of the Company or its subsidiaries or affiliates acquiring another entity (or an interest in another entity). This Section 5(b) shall apply only for purposes of determining the aggregate number of shares of Class A Common Stock subject to Benefits but shall not apply for purposes of determining (x) the maximum number of shares of Class A Common Stock with respect to which Benefits (including the maximum number of shares of Class A Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan or (y) the maximum number of shares of Class A Common Stock that may be delivered through Stock Options under the Plan.

     (c) Subject to any adjustments made in accordance with Section 14 hereof, the following additional aggregate and individual maximums are imposed under the Plan. The aggregate number of shares of Class A Common Stock that may be delivered through Stock Options shall be the lesser of (i) 7,000,000 and
(ii) the maximum number of shares of Class A Common Stock that may be delivered under the Plan, as specified in Section 5(a) hereof. The number of shares of Class A Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 2,000,000. The number of shares of Class A Common Stock with respect to which Benefits may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 2,000,000.

     6. STOCK OPTIONS. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Class A Common Stock, at set terms. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

          (a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Stock Option is granted.

          (b) PAYMENT OF EXERCISE PRICE. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Class A Common Stock of the Company then owned by the participant, by the withholding of shares of Class A Common Stock for which a Stock Option is exercisable or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Class A Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. The Committee may, at the time of grant, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Class A Common Stock of the Company. Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Class A Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

          (c) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Options may be extended beyond such period but no later than one year after the participant's death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

          (d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Class A Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Class A Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.

          (e) POST-EMPLOYMENT EXERCISES. The exercise of any Stock Option after termination of employment shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company.

     7. STOCK APPRECIATION RIGHTS.

     (a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Class A Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Class A Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Class A Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

     (b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Appreciation Rights may be extended beyond such period but no later than one year after the participant's death. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

     (c) The exercise of any Stock Appreciation Right after termination of employment shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company.

     8. STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Class A Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Class A Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Class A Common Stock subject to a Stock Award, all of the rights of a holder of shares of Class A Common Stock of the Company, including the right to receive dividends and to vote the shares.

     9. PERFORMANCE AWARDS.

     (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Class A Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

     (b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

     (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

     10. STOCK UNITS.

     (a) The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards, as described in
Section 11 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Class A Common Stock at such time as the award agreement shall specify. Shares of Class A Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

     (b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Class A Common Stock representing the Stock Units shall be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Class A Common Stock equal to the value of the shares of Class A Common Stock which would otherwise be distributed to the participant.

     (c) Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive Class A Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Class A Common Stock pursuant to the agreement of deferral.

     (d) A "Stock Unit" means a notional account representing one share of Class A Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Class A Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

     11. PERFORMANCE-BASED AWARDS. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets;
(vii) working capital targets relating to inventory and/or accounts receivable;
(viii) operating margin; (ix) return on equity; (x) return on assets;
(xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Class A Common Stock or cash granted or the number of shares of Class A Common Stock vested upon the attainment of such performance goal.

     12. NON-EMPLOYEE DIRECTOR FORMULA AWARDS.

     (a) (i) On the date of the first annual meeting of stockholders of the Company which is at least six months after the date a non-employee director is first elected to the Board of Directors of the Company, he or she will be granted 1,000 shares of Class A Common Stock, without restrictions, accompanied by an amount in cash for reimbursement of income taxes related to such grant.

          (ii) During the first five years of service as a director of the Company, 25% of the annual retainer payable to a non-employee director will automatically be paid in shares of Class A Common Stock, without restrictions, on the date of the annual meeting of stockholders. The number of shares to be received by the non-employee director as part of the annual retainer will be equal to 25% of the annual retainer divided by the average closing price of the Company's Class A Common Stock for the twenty days on which trading occurred next preceding the date of payment.

          (iii) Notwithstanding the foregoing, neither clauses (i) nor (ii) shall be effective until the date on which grants of, and annual retainers paid in, shares of Class A Common Stock cease to be made to non-employee directors pursuant to Section 11 of Company's Fiscal 1996 Share Incentive Plan, or on such other date as the Committee may determine.

     (b) The agreements accompanying the awards and grants made under this
Section 12 may contain additional restrictions or limitations not inconsistent with the provisions of the Plan.

     13. FOREIGN LAWS. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 13 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

     14. ADJUSTMENT PROVISIONS; CHANGE IN CONTROL.

     (a) If there shall be any change in the Class A Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Class A Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Class A Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

     (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock Appreciation Rights shall immediately become exercisable. For purposes of this
Section 14(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

          (i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

          (ii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company's Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

          (iii) The Company's Class A Common Stock shall cease to be publicly traded; or

          (iv) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; or

          (v) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 14(b)(ii) or (iii) above, and such transaction shall have been consummated.

Notwithstanding the foregoing, (A) changes in the relative beneficial ownership among members of the Lauder family and family-controlled entities shall not, by itself, constitute a Change in Control of the Company, (B) any spin-off of a division or subsidiary of the Company to its stockholders and (C) any event listed in (i) through (v) above that the Board of Directors determines not to be a Change in Control of the Company, shall not constitute a Change in Control of the Company.

     For purposes of this Section 14(b), "Continuing Directors" shall mean
(x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection.

     The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Class A Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Class A Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

     15. NONTRANSFERABILITY. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

     16. OTHER PROVISIONS. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Class A Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Class A Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Class A Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

     17. FAIR MARKET VALUE. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Company's
Class A Common Stock on the date of calculation (or on the last preceding trading date if Class A Common Stock was not traded on such date) if the Company's Class A Common Stock is readily tradeable on a national securities exchange or other market system, and if the Company's Class A Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Class A Common Stock of the Company.

     18. WITHHOLDING. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Class A Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Class A Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Class A Common Stock by electing to have the Company withhold shares of Class A Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

     19. TENURE. A participant's right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

     20. UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     21. NO FRACTIONAL SHARES. No fractional shares of Class A Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     22. DURATION, AMENDMENT AND TERMINATION. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of shares of Class A Common Stock that may be delivered through Stock Options under the Plan; (iii) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in the third and fourth sentences of Section 5(c) hereof;
(iv) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (v) modify the requirements as to eligibility for participation in the Plan.

     23. GOVERNING LAW. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

     24. EFFECTIVE DATE.

     (a) The Plan shall be effective as of July 21, 1998, the date on which the Plan was adopted by the Committee (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

     (b) This Plan shall terminate on July 21, 2008 (unless sooner terminated by the Committee).

                     [This page intentionally left blank]

                                                                         ANNEX B

                        THE ESTEE LAUDER COMPANIES INC.

                        EXECUTIVE ANNUAL INCENTIVE PLAN

1. PURPOSE.

     The principal purposes of The Estee Lauder Companies Inc. Executive Annual Incentive Plan (the "Plan") are to provide incentives and rewards to the Executive Officers of The Estee Lauder Companies Inc. (the "Company"), including those who may be employed by any of the Company's subsidiaries and affiliates, and to assist the Company in motivating them to achieve the Company's annual performance goals.

2. ADMINISTRATION OF THE PLAN.

     The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be "outside directors" within the meaning of Treasury Regulation
Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include authority (within the limitations described herein) to select the persons to be granted opportunities under the Plan, to determine the time when opportunities will be granted, to determine whether objectives and conditions for achieving an opportunity have been met, to determine whether opportunities will be paid out at the end of the opportunity period or deferred, and to determine whether an opportunity or payout of an opportunity should be reduced or eliminated.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders and any person granted an opportunity under the Plan.

     The Committee may delegate all or a portion of its administrative duties under the Plan to such officers or other employees of the Company as it shall determine; provided, however, that no delegation shall be made regarding the selection of Executive Officers of the Company who shall be granted opportunities under the Plan, the amount and timing thereof, or the objectives and conditions pertaining thereto.

3. ELIGIBILITY.

     The Committee, in its discretion, may grant opportunities to Executive Officers for each fiscal year of the Company as it shall determine. For purposes of the Plan, Executive Officers shall be defined as those persons who shall be denoted as such from time to time by the Company in the Company's filings with the Securities and Exchange Commission and those other persons as may be designated as such from time to time by the Compensation Committee. Executive Officers granted opportunities for a fiscal year of the Company are referred to as "participants" for such fiscal year.

4. OPPORTUNITIES.

     (a) Setting of Opportunities. For each fiscal year of the Company commencing with the fiscal year beginning July 1, 1998, each participant shall be granted an opportunity (or opportunities) under the Plan as soon as practicable after the start of such fiscal year and no later than 90 days after the commencement of such fiscal year; provided, however, that if an individual becomes eligible to participate during a fiscal year and after such 90 day period that individual may be granted an opportunity (or opportunities) for a portion of such fiscal year ending on the last day of such fiscal year if such opportunity (or opportunities) is granted after no more than 25% of the period of service to which the opportunity (or opportunities) relates has elapsed. The aggregate of opportunities shall be limited to 200% of the annual base salary of the participant (except in the case of the Chief Executive Officer of the Company to whom such limitation shall not apply) and shall not exceed the amount provided for in Section 4(f) hereof.

     (b) Performance Targets. For each fiscal year of the Company commencing with the fiscal year beginning July 1, 1998, the annual performance target for each opportunity shall be determined by the Committee in writing, by resolution of the Committee or other appropriate action, not later than 90 days after the commencement of such fiscal year, and each such performance target shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the applicable participant if such performance target is attained; provided, however, that if an individual becomes eligible to participate during a fiscal year and after such 90 day period that individual's performance target (or targets) may be determined by the Committee in writing, by resolution of the Committee or other appropriate action, after no more than 25% of the period of service to which the performance target (or targets) relates has elapsed. The annual performance target for each opportunity shall be based on achievement of hurdle rates and/or growth in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets;
(vii) working capital targets relating to inventory and/or accounts receivable;
(viii) operating margin; (ix) return on equity; (x) return on assets;
(xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, the annual performance targets may include comparisons to performance at other companies, such performance to be measured by one or more of the foregoing business criteria.

     (c) Payout of Opportunities. As a condition to the right of a participant to receive cash payout of an opportunity granted under this Plan, the Committee shall first be required to certify in writing, by resolution of the Committee or other appropriate action, that the achievement of the opportunity has been accurately determined in accordance with the provisions of this Plan. Opportunities for a fiscal year shall be payable as soon as practicable following the certification thereof by the Committee for such fiscal year.

     (d) Discretion. After an opportunity has been granted, the Committee shall not increase such opportunity, and after a performance target has been determined, the Committee shall not revise such performance target. Notwithstanding the attainment by the Company and a participant of the applicable targets, the Committee has the discretion, by participant, to reduce, prior to the certification of the opportunity, some or all of an opportunity that otherwise would be paid.

     (e) Deferral. The Committee may determine that the payout of an opportunity or a portion of an opportunity shall be deferred, the periods of such deferrals and any interest, not to exceed a reasonable rate, to be paid in respect of deferred payments. The Committee may also define such other conditions of payouts of opportunities as it may deem desirable in carrying out the purposes of the Plan.

     (f) Maximum Payout per Fiscal Year. No individual participant may receive aggregate opportunities or a payout under the Plan which are more than $10 million on account of any fiscal year.

5. MISCELLANEOUS PROVISIONS.

     (a) Guidelines. The Committee may adopt from time to time written policies for its implementation of the Plan.

     (b) Withholding Taxes. The Company (or the relevant subsidiary or affiliate) shall have the right to deduct from all payouts of opportunities hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payouts.

     (c) No Rights to Opportunities. Except as set forth herein, no Executive Officer shall have any claim or right to be granted an opportunity under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Executive Officer any right to be retained in the employ of the Company or any of its subsidiaries, divisions or affiliates.

     (d) Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any opportunity or payout nor to any Executive Officer receiving an opportunity or a payout.

     (e) Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payout of any opportunity under the Plan.

6. EFFECTIVE DATE, AMENDMENTS AND TERMINATION.

     (a) Effective Date. The Plan shall be effective as of July 21, 1998, the date on which the Plan was adopted by the Committee (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any opportunities or payouts hereunder. Any opportunities granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any opportunity, the Committee specifies otherwise at the time of grant), but no such opportunity may be paid out prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such opportunity shall be cancelled.

     (b) Amendments. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any opportunities theretofore granted under the Plan.

     Unless the stockholders of the Company shall have first approved thereof, no amendment of the Plan shall be effective which would: (i) increase the maximum amount which can be paid to any participant under the Plan; (ii) change the types of business criteria on which performance targets are to be based under the Plan; or (iii) modify the requirements as to eligibility for participation in the Plan.

     (c) Termination. No opportunities shall be granted under the Plan after ten
(10) years after the Effective Date.

                     [This page intentionally left blank]

                                   [ LOGO ]



                                   [ LOGO ]

                        THE ESTEE LAUDER COMPANIES INC.

                             CLASS A COMMON STOCK

PROXY

                        ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby constitutes and appoints Fred H. Langhammer, Robert J. Bigler and Saul H. Magram, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Class A Common Stock of The Estee Lauder Companies Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on November 5, 1998, at The Essex House, Grand Salon, 160 Central Park South, New York, New York, at 10:00 a.m. (local time), and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

This proxy when properly executed, will be voted as            Please mark   [X]
directed herein. If no direction is given, this proxy          your votes as
will be voted in accordance with recommendations of the        indicated in
Company's Board of Directors "FOR" all nominees in Item        this example
1 and "FOR" Items 2, 3 and 4.


Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


DATED:______________________________________, 1998


-------------------------------------------------
SIGNATURE(S) OF STOCKHOLDER(S)

-------------------------------------------------
TITLE

-------------------------------------------------
SIGNATURE(S) OF JOINT STOCKHOLDER(S)

-------------------------------------------------
TITLE

                                                        FOR ALL        WITHHOLD
                                                        NOMINEES       AUTHORITY
                                                    with exceptions    FOR ALL
                                                         noted         NOMINEES

I plan to attend the  [ ]        Item 1 - Election of     [ ]             [ ]
Annual Meeting                   two (2) Class II
                                 Directors: William P.
                                 Lauder and P. Roy
                                 Vagelos, M.D.

                                 Withheld for the following only:
                                 (Write the name(s) of the Nominee(s) in the space below)

                                 ---------------------------------------------


                                                          FOR   AGAINST  ABSTAIN

                                 Item 2 - Approval of     [ ]     [ ]      [ ]
                                 the Company's Fiscal
                                 1999 Share Incentive
                                 Plan

                                 Item 3 - Approval of     [ ]     [ ]      [ ]
                                 the Company's Executive
                                 Annual Incentive Plan

                                 Item 4 - Ratification    [ ]     [ ]      [ ]
                                 of appointment of Arthur
                                 Andersen LLP as
                                 independent auditors for
                                 the 1999 fiscal year



-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


           NOTICE: IF YOU PLAN ON ATTENDING THE 1998 ANNUAL MEETING,
                 PLEASE CHECK THE BOX ON THE PROXY CARD ABOVE.
                  AN ADMISSION TICKET WILL BE MAILED TO YOU.

           NO ADMISSION WILL BE GRANTED WITHOUT AN ADMISSION TICKET.


                                  ESTEE
                                  LAUDER
                                  COMPANIES


                        The Estee Lauder Companies Inc.
                        Annual Meeting Of Stockholders
                   November 5, 1998, 10:00 a.m. (local time)
                                The Essex House
                                  Grand Salon
                            160 Central Park South
                              New York, New York

                        THE ESTEE LAUDER COMPANIES INC.

                             CLASS B COMMON STOCK

PROXY

                        ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby constitutes and appoints Fred H. Langhammer, Robert J. Bigler and Saul H. Magram, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Class A Common Stock of The Estee Lauder Companies Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on November 5, 1998, at The Essex House, Grand Salon, 160 Central Park South, New York, New York, at 10:00 a.m. (local time), and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

This proxy when properly executed, will be voted as            Please mark   [X]
directed herein. If no direction is given, this proxy          your votes as
will be voted in accordance with recommendations of the        indicated in
Company's Board of Directors "FOR" all nominees in Item        this example
1 and "FOR" Items 2, 3 and 4.


Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


DATED:______________________________________, 1998


-------------------------------------------------
SIGNATURE(S) OF STOCKHOLDER(S)

-------------------------------------------------
TITLE

-------------------------------------------------
SIGNATURE(S) OF JOINT STOCKHOLDER(S)

-------------------------------------------------
TITLE


                                                        FOR ALL        WITHHOLD
                                                        NOMINEES       AUTHORITY
                                                    with exceptions    FOR ALL
                                                         noted         NOMINEES

I plan to attend the  [ ]        Item 1 - Election of     [ ]             [ ]
Annual Meeting                   two (2) Class II
                                 Directors: William P.
                                 Lauder and P. Roy
                                 Vagelos, M.D.

                                 Withheld for the following only:
                                 (Write the name(s) of the Nominee(s) in the space below)

                                 ---------------------------------------------


                                                          FOR   AGAINST  ABSTAIN

                                 Item 2 - Approval of     [ ]     [ ]      [ ]
                                 the Company's Fiscal
                                 1999 Share Incentive
                                 Plan

                                 Item 3 - Approval of     [ ]     [ ]      [ ]
                                 the Company's Executive
                                 Annual Incentive Plan

                                 Item 4 - Ratification    [ ]     [ ]      [ ]
                                 of appointment of Arthur
                                 Andersen LLP as
                                 independent auditors for
                                 the 1999 fiscal year


-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


           NOTICE: IF YOU PLAN ON ATTENDING THE 1998 ANNUAL MEETING,
                 PLEASE CHECK THE BOX ON THE PROXY CARD ABOVE.
                  AN ADMISSION TICKET WILL BE MAILED TO YOU.

           NO ADMISSION WILL BE GRANTED WITHOUT AN ADMISSION TICKET.


                                  ESTEE
                                  LAUDER
                                  COMPANIES


                        The Estee Lauder Companies Inc.
                        Annual Meeting Of Stockholders
                   November 5, 1998, 10:00 a.m. (local time)
                                The Essex House
                                  Grand Salon
                            160 Central Park South
                              New York, New York